Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT American Government Income Fund

This prospectus explains what you should know about Putnam VT American Government Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 5  How to buy and sell fund shares

 6  Distribution Plan

 6  How does the fund price its shares?

 7  Fund distributions and taxes

 7  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS

We invest mainly in bonds that:

* are obligations of the U.S. government, its agencies  and instrumentalities

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage-backed bonds and

* have intermediate to long-term maturities (three years  or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in U.S. government securities. We may invest up to 20% of net assets in mortgage-backed securities of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001       6.82%
2002       8.98%
2003       1.89%

Year-to-date performance through 3/31/2004 was 2.59%. During the periods shown in the bar chart, the highest return for a quarter was 5.05% (quarter ending 9/30/01) and the lowest return for a quarter was -0.90% (quarter ending 9/30/03).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year     (2/1/00)
-------------------------------------------------------------------------------
Class IA                                      1.89%      7.55%
Class IB                                      1.56%      7.33%
Lehman Intermediate Treasury Bond Index
(no deduction for fees or expenses)           2.10%      7.64%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 2001. The fund's performance is compared to the Lehman Intermediate Treasury Bond Index, an unmanaged index of treasury bonds with maturities between 1 and up to 10 years.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                  Total Annual
         Management   Distribution     Other     Fund Operating   Peer Group
            Fees     (12b-1) Fees     Expenses      Expenses    Expense Ratio*
-------------------------------------------------------------------------------
Class IA    0.65%        N/A           0.09%         0.74%         0.74%
Class IB    0.65%       0.25%          0.09%         0.99%         0.99%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                $76          $237          $413          $923
Class IB               $101          $315          $547        $1,213
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam American Government Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in U.S. government bonds, although we may also invest in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

  Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

 "Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. Other bonds in which the fund may invest are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Frequent trading. We may buy or sell investments relatively often, which involves higher brokerage commissions, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives including futures, options, warrants and swap contracts, and zero-coupon bonds, which may be subject to other risks, as described in the Trust's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing less than 0.01% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

  Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

  Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 553.08%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

  As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since   Experience
-------------------------------------------------------------------------------
Kevin M. Cronin         1998    1997 - Present         Putnam Management
-------------------------------------------------------------------------------
Portfolio member        Since   Experience
-------------------------------------------------------------------------------
Robert A. Bloemker      2002    1999 - Present         Putnam Management
                                Prior to Sept. 1999    Lehman Brothers
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) General U.S. Government Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

  In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

  The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

  Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                          Year ended December 31
                                                          --------------------------------------------------
                                                                 2003       2002        2001      2000*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.34     $11.62      $10.88    $10.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                                           .29        .39         .48       .59 e

Net realized and unrealized gain (loss) on investments           (.07)       .63         .26       .62
------------------------------------------------------------------------------------------------------------
Total from investment operations                                 $.22      $1.02        $.74     $1.21
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                       (.25)      (.30)         --      (.22)

From net realized gain on investments                            (.23)        --          -- f    (.11)
------------------------------------------------------------------------------------------------------------
Total distributions                                             $(.48)     $(.30)         -- f   $(.33)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.08     $12.34      $11.62    $10.88

Total return at net asset value (%) b,d                          1.89       8.98        6.82     12.11**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                     $225,290   $386,364    $136,461   $17,992
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c,d                   .74        .74         .77       .82 e**

Ratio of net investment income to average net assets (%)         2.35       3.26        4.23      5.20 e**

Portfolio turnover (%)                                         553.08     517.44 g    262.05 g  336.72**
------------------------------------------------------------------------------------------------------------





Class IB shares
(For a share outstanding throughout the period)

                                                                   Year ended December 31
                                                  ----------------------------------------------------------
                                                   2003            2002            2001            2000*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $12.30          $11.59          $10.87          $10.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                             .25             .37             .47             .54 e

Net realized and unrealized gain
(loss) on investments                              (.07)            .62             .25             .66
------------------------------------------------------------------------------------------------------------
Total from investment operations                   $.18            $.99           $ .72           $1.20
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                         (.23)           (.28)             --            (.22)

From net realized gain on investments              (.23)             --              -- f          (.11)
------------------------------------------------------------------------------------------------------------
Total distributions                               $(.46)          $(.28)             -- f         $(.33)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.02          $12.30          $11.59          $10.87

Total return at net asset value (%) b,d            1.56            8.77            6.64           11.98**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)       $107,751        $164,573         $73,366          $7,690
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                      .99             .99             .99             .95 e**

Ratio of net investment income to average
net assets (%)                                     2.09            3.13            4.12            5.21 e**

Portfolio turnover (%)                           553.08          517.44 g        262.05 g        336.72**
------------------------------------------------------------------------------------------------------------

 * For the period from February 1, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

 d The charges and expenses at the insurance company separate account level are not reflected.

 e Reflects an expense limitation in effect during the period. As a result of such limitation, expenses were reduced by approximately 0.19% based on average net assets for the period ended 12/31/00.

 f Amount represents less than $0.01 per share.

 g Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-5346       213128 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Discovery Growth Fund

This prospectus explains what you should know about Putnam VT Discovery Growth Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3 What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 6  How to buy and sell fund shares

 6  Distribution Plan

 7  How does the fund price its shares?

 7  Fund distributions and taxes

 7  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


2001        -30.64%
2002        -29.32%
2003         32.39%


Year-to-date performance through 3/31/2004 was 2.15%. During the periods shown in the bar chart, the highest return for a quarter was 22.36% (quarter ending 12/31/01) and the lowest return for a quarter was -31.71% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                           Since
                                                 Past      inception
                                                 1 year    (9/29/00)
------------------------------------------------------------------------------
Class IA                                         32.39%    -20.89%
Class IB                                         32.00%    -21.10%
Russell Midcap Growth Index
(no deduction for fees or expenses)              42.71%    -13.50%
Russell 2500 Growth Index
(no deduction for fees or expenses)              46.31%     -8.95%
------------------------------------------------------------------------------

The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The fund's performance is also compared to the Russell 2500 Growth Index, an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual       Peer
                                  bution              Fund         Group
                    Manage-       (12b-1)   Other     Operating    Expense
                    ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA            0.70%         N/A       0.38%     1.08%        1.00%
Class IB            0.70%         0.25%     0.38%     1.33%        1.25%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.



EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA               $110         $343          $595        $1,317
Class IB               $135         $421          $729        $1,601
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Discovery Growth Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.31% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 81.55%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a monthly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth and Specialty Growth Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
Roland W. Gillis        1995     1995 - Present     Putnam Management
------------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------------
Daniel L. Miller        2001     1983 - Present     Putnam Management
------------------------------------------------------------------------------
David J. Santos         2002     1986 - Present     Putnam Management
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Manage ment retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, -institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Common wealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                      Year ended December 31
                                 ---------------------------------------------------------------------------
                                                       2003            2002            2001            2000*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                                $3.52           $4.98           $7.18          $10.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment loss a                                  (.02)           (.04)           (.06)           (.05)

Net realized and unrealized
gain (loss) on investments                             1.16           (1.42)          (2.14)          (2.77)
------------------------------------------------------------------------------------------------------------
Total from investment operations                      $1.14          $(1.46)         $(2.20)         $(2.82)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $4.66           $3.52           $4.98           $7.18

Total return at net asset
value (%) b,d                                         32.39          (29.32)         (30.64)         (28.20)**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                                      $19,835         $12,353          $7,558          $3,174
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                         1.08            1.56            1.62             .85**

Ratio of net investment loss to
average net assets (%)                                 (.58)          (1.11)          (1.10)           (.67)**

Portfolio turnover (%)                                81.55           92.27 e        109.55           28.20**
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                                      Year ended December 31
                                 ---------------------------------------------------------------------------
                                                       2003            2002            2001            2000*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                                $3.50           $4.97           $7.18          $10.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment loss a                                  (.03)           (.05)           (.07)           (.07)

Net realized and unrealized
gain (loss) on investments                             1.15           (1.42)          (2.14)          (2.75)
------------------------------------------------------------------------------------------------------------
Total from investment operations                      $1.12          $(1.47)         $(2.21)         $(2.82)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $4.62           $3.50           $4.97           $7.18

Total return at net asset
value (%) b,d                                         32.00          (29.58)         (30.78)         (28.20)**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                                      $35,091         $24,082         $13,245          $1,921
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                         1.33            1.81            1.84             .89**

Ratio of net investment loss to
average net assets (%)                                 (.83)          (1.36)          (1.34)           (.67)**

Portfolio turnover (%)                                81.55           92.27 e        109.55           28.20**
------------------------------------------------------------------------------------------------------------

 * For the period from September 29, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

 d The charges and expenses at the insurance company separate account level are not reflected.

 e Portfolio turnover excludes the impact of assets received from an acquired fund, Putnam VT Technology
   Fund.

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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's
SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C.
20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                     213158 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT Diversified Income Fund

This prospectus explains what you should know about Putnam VT Diversified
Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus.
Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3 What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 7  How to buy and sell fund shares

 8  Distribution Plan

 8  How does the fund price its shares?

 8  Fund distributions and taxes

 9  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that:

* are obligations of corporations and governments worldwide,

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA
SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994        -4.23%
1995        19.13%
1996         8.81%
1997         7.38%
1998        -1.37%
1999         1.66%
2000         0.19%
2001         3.82%
2002         6.20%
2003        20.27%


Year-to-date performance through 3/31/2004 was 3.08%. During the periods shown in the bar chart, the highest return for a quarter was 7.66% (quarter ending 6/30/03) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).


------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                     Past       Past       Past
                                     1 year     5 years    10 years
------------------------------------------------------------------------------
Class IA                             20.27%     6.20%      5.91%
Class IB                             19.91%     5.98%      5.71%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)   4.10%     6.62%      6.95%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 6, 1998 is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%.
The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S fixed-income securities.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual       Peer
                                  bution              Fund         Group
                    Manage-       (12b-1)   Other     Operating    Expense
                    ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA            0.69%         N/A       0.13%     0.82%        0.86%
Class IB            0.69%         0.25%     0.13%     1.07%        1.11%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class IA               $84          $262          $455         $1,014
Class IB              $109          $340          $590         $1,306
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Diversified
Income Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. We will not invest less than 15% of the fund's net assets in U.S. government securities. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit.
  Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds."
This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S.
government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S.
Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others, such as federal agency bonds, are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. The fund considers a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Foreign withholding taxes may reduce the proceeds from dividends or interest on, or the sale of, foreign investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets.
For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S.
companies that are  traded in foreign markets, or to investments in U.S.
companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts.
  Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S.
  stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.01% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 104.06%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business.
The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam
Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.69% of average net assets for the fund's last fiscal year. Putnam
Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income and Core Fixed-Income
High-Yield Teams are responsible for the day-to-day management of the fund.
The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
D. William Kohli        2002     1994 - Present       Putnam Management
------------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------------
Stephen C. Peacher      2003     1990 - Present       Putnam Management
------------------------------------------------------------------------------
David L. Waldman        1998     1997 - Present       Putnam Management
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP
  (Underlying Funds) General Bond Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam
Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange
  Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations.
  The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam
  Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam
  Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some
  Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam
Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam
Retail Management, One Post Office Square, Boston, Massachusetts 02109.
Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam
Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail
Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class
IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities
Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The
NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.
Shares are only valued as of the close of regular trading on the New York
Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value.
It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York
Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold.
Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts.
However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.55           $8.81           $9.15           $9.92          $10.49
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .63             .71             .78             .80             .80

Net realized and unrealized
gain (loss) on investments              .97            (.20)           (.44)           (.78)           (.63)
------------------------------------------------------------------------------------------------------------
Total from investment operations      $1.60            $.51            $.34            $.02            $.17
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.83)           (.77)           (.68)           (.79)           (.74)

From net realized gain on investments    --              --              --              --              --
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.83)          $(.77)          $(.68)          $(.79)          $(.74)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $9.32           $8.55           $8.81           $9.15           $9.92

Total return at net asset
value (%) b,d                         20.27            6.20            3.82            0.19            1.66
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $449,121        $440,845        $491,673        $537,743        $623,737
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                          .82             .82             .79             .78             .78

Ratio of net investment income to
average net assets (%)                 7.16            8.45            8.83            8.62            7.86

Portfolio turnover (%)               104.06          176.17 e        139.13 e        169.27          117.02
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.49           $8.75           $9.11           $9.90          $10.47
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .60             .68             .76             .78             .78

Net realized and unrealized
gain (loss) on investments              .96            (.18)           (.45)           (.78)           (.62)
------------------------------------------------------------------------------------------------------------
Total from investment operations      $1.56            $.50            $.31              --            $.16
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income            $(.81)           (.76)           (.67)           (.79)           (.73)

From net realized gain on investments    --              --              --              --              --
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.81)          $(.76)          $(.67)          $(.79)          $(.73)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $9.24           $8.49           $8.75           $9.11           $9.90

Total return at net asset
value (%) b,d                         19.91            6.03            3.51            (.07)           1.65
-----------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $141,644        $102,982         $92,828         $68,832         $23,182
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                         1.07            1.07            1.01             .93             .93

Ratio of net investment income to
average net assets (%)                 6.86            8.20            8.58            8.45            7.67

Portfolio turnover (%)               104.06          176.17 e        139.13 e        169.27          117.02
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements

d The charges and expenses at the insurance company separate account level are not reflected.

e Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



THIS PAGE INTENTIONALLY LEFT BLANK


For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                   213130 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Equity Income Fund

This prospectus explains what you should know about Putnam VT Equity Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 5  How to buy and sell fund shares

 6  Distribution Plan

 6  How does the fund price its shares?

 7  Fund distributions and taxes

 7  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks current income. Capital growth is a secondary objective when consistent with seeking current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund's net assets in common stocks and other equity investments that offer potential for current income. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                   Total
                      Distri-             Expense  Annual       Peer
            Manage-   bution              reim-    Fund         Group
            ment      (12b-1)  Other      burse-   Operating    Expense
            Fees      Fees     Expenses   ment     Expenses     Ratio*
-------------------------------------------------------------------------------
Class IA    0.65%     N/A      0.67%      (0.27%)  1.05%        0.90%
Class IB    0.65%     0.25%    0.67%      (0.27%)  1.30%        1.15%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                $107          $392          $698        $1,567
Class IB                $132          $469          $830        $1,845
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Equity Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for current income and may also offer the potential for capital growth. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and fixed-income securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.34% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 113.49% (not annualized). Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets, at the annual rate of: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million; 0.45% of the next $5 billion; 0.425% of the next $5 billion; 0.405% of the next $5 billion; 0.39% of the next $5 billion; and 0.38% of any excess thereafter. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of Large-Cap Value and Core Fixed-Income Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since   Experience
-------------------------------------------------------------------------------
Bartlett R. Geer        2000    2000 - Present        Putnam Management
                                Prior to Dec. 2000    State Street Research
                                                      and Management
-------------------------------------------------------------------------------
Portfolio members       Since   Experience
-------------------------------------------------------------------------------
Kevin M. Cronin         2003    1997 - Present        Putnam Management
-------------------------------------------------------------------------------
Jeanne L. Mockard       2000    1985 - Present        Putnam Management
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Equity Income Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Manage ment's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                         Year ended December 31
                                                                  2003*
-------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.00
-------------------------------------------------------------------------------
Investment operations:

Net investment income a                                            .10 b

Net realized and unrealized gain on investments                   2.06
-------------------------------------------------------------------------------
Total from investment operations                                 $2.16
-------------------------------------------------------------------------------
Less distributions:

From net investment income                                        (.05)

From net realized gain on investments                             (.02)

From return of capital                                              --
-------------------------------------------------------------------------------
Total distributions                                              $(.07)
-------------------------------------------------------------------------------
Net asset value, end of period                                  $12.09

Total return at net asset value (%) c,d                          21.57**
-------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                       $39,133
-------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d,e                    .71 b**

Ratio of net investment income to average net assets (%)           .93 b**

Portfolio turnover (%)                                          113.49**
-------------------------------------------------------------------------------








Class IB shares
(For a share outstanding throughout the period)
                                                         Year ended December 31
                                                                  2003*
-------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.00
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income a                                            .09 b

Net realized and unrealized gain on investments                   2.05
-------------------------------------------------------------------------------
Total from investment operations                                 $2.14
-------------------------------------------------------------------------------
Less distributions:

From net investment income                                        (.04)

From net realized gain on investments                             (.02)

From return of capital                                              --
-------------------------------------------------------------------------------
Total distributions                                              $(.06)
-------------------------------------------------------------------------------
Net asset value, end of period                                  $12.08

Total return at net asset value (%) c,d                          21.39**
-------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                       $22,804
-------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d,e                    .88 b**

Ratio of net investment income to average net assets (%)           .76 b**

Portfolio turnover (%)                                          113.49**
-------------------------------------------------------------------------------

 * For the period from May 1, 2003 (commencement of operations) to December 31, 2003.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of the limitation, the expenses of the fund reflect a reduction of the 0.18% based on average net assets.

 c Total return assumes dividend reinvestment.

 d The charges and expenses at the insurance company separate account level are not reflected.

 e Includes amounts paid through expense offset arrangements and brokerage service arrangements.


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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346       213134 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT The George Putnam Fund of Boston

This prospectus explains what you should know about Putnam VT The George Putnam Fund of Boston, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 7  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Fund distributions and taxes

 8  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.


You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999        -0.36%
2000         9.82%
2001         0.74%
2002        -8.57%
2003        17.35%

Year-to-date performance through 3/31/2004 was 2.50%. During the periods shown in the bar chart, the highest return for a quarter was 11.73% (quarter ending 6/30/03) and the lowest return for a quarter was -10.60% (quarter ending 9/30/02).

---------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
---------------------------------------------------------------------
                                                             Since
                                       Past       Past     inception
                                      1 year     5 years   (4/30/98)
---------------------------------------------------------------------
Class IA                              17.35%      3.41%      3.67%
Class IB                              17.04%      3.21%      3.49%
S&P 500/Barra Value Index
(no deduction for fees or expenses)   31.79%      1.95%      2.00%
George Putnam Blended Index
(no deduction for fees or expenses)   20.47%      4.38%      4.57%
---------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the S&P 500/Barra Value Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation, and to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the S&P 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities.


FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

----------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
----------------------------------------------------------------------------
                                                      Total
                                                      Annual         Peer
                        Distribution                   Fund          Group
           Management     (12b-1)       Other       Operating       Expense
              Fees         Fees        Expenses      Expenses       Ratio*
----------------------------------------------------------------------------
Class IA      0.63%         N/A         0.10%         0.73%          0.74%
Class IB      0.63%        0.25%        0.10%         0.98%          0.99%
----------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------------
                         1 year       3 years       5 years     10 years
----------------------------------------------------------------------------
Class IA                  $75          $233          $406          $906
Class IB                 $100          $312          $542        $1,201
----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to The George Putnam Fund of Boston in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds and value stocks. Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investments during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to other debt, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make it difficult to buy or sell them.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and asset-backed securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.11% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 144.47%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the funds?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.63% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value, Core Fixed-Income and Global
Asset Allocation Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------
Jeanne L. Mockard       2000     1985 - Present   Putnam Management
------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------
Kevin M. Cronin         2003     1997 - Present   Putnam Management
------------------------------------------------------------------------
Jeffrey L. Knight       2001     1993 - Present   Putnam Management
------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Balanced Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                             Year ended December 31
                                            --------------------------------------------------------
                                            2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.58       $10.73       $10.96        $9.98       $10.28
----------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                      .23          .28          .31          .19          .32

Net realized and unrealized gain
(loss) on investments                       1.38        (1.17)        (.24)         .79         (.36)
----------------------------------------------------------------------------------------------------
Total from investment operations           $1.61        $(.89)        $.07         $.98        $(.04)
----------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  (.26)        (.26)        (.30)          --         (.23)

From net realized gain on investments         --           --           --           --         (.02)

From return of capital                        --           --           --           --         (.01)
----------------------------------------------------------------------------------------------------
Total distributions                        $(.26)       $(.26)       $(.30)          --        $(.26)
----------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.93        $9.58       $10.73       $10.96        $9.98

Total return at net asset value (%) b,d    17.35        (8.57)        0.74         9.82        (0.36)
----------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $463,270     $416,550     $387,517     $305,564     $276,553
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d                   .73          .75          .76          .76          .83

Ratio of net investment income
to average net assets (%)                   2.27         2.83         2.92         3.44         3.04

Portfolio turnover (%)                    144.47       128.14 e     334.64 e     154.53       173.41
----------------------------------------------------------------------------------------------------

Class IB shares

(For a share outstanding throughout the period)
                                                             Year ended December 31
                                            --------------------------------------------------------
                                            2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.54       $10.69       $10.94        $9.98       $10.28
----------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                      .20          .26          .29          .18          .30

Net realized and unrealized gain
(loss) on investments                       1.38        (1.17)        (.25)         .78         (.34)
----------------------------------------------------------------------------------------------------
Total from investment operations           $1.58        $(.91)        $.04         $.96        $(.04)
----------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  (.24)        (.24)        (.29)          --         (.23)

From net realized gain on investments         --           --           --           --         (.02)

From return of capital                        --           --           --           --         (.01)
----------------------------------------------------------------------------------------------------
Total distributions                        $(.24)       $(.24)       $(.29)          --        $(.26)
----------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.88        $9.54       $10.69       $10.94        $9.98

Total return at net asset
value (%) b,d                              17.04        (8.75)        0.46         9.62         (.41)
----------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $254,106     $178,710     $156,821      $94,236      $38,566
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d                   .98         1.00          .98          .91          .98

Ratio of net investment income
to average net assets (%)                   2.00         2.58         2.69         3.27         3.00

Portfolio turnover (%)                    144.47       128.14 e     334.64 e     154.53       173.41
----------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346             213135 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT Global Asset Allocation Fund

This prospectus explains what you should know about Putnam VT Global Asset Allocation Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 7  Who manages the fund?

 8  How to buy and sell fund shares

 8  Distribution Plan

 9  How does the fund price its shares?

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks a high level of long-term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies of non-U.S. companies, foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994        -2.50%
1995        24.71%
1996        15.62%
1997        19.67%
1998        13.47%
1999        11.85%
2000        -4.87%
2001        -8.42%
2002       -12.30%
2003        22.04%

Year-to-date performance through 3/31/2004 was 2.80%. During the periods shown in the bar chart, the highest return for a quarter was 14.51% (quarter ending 12/31/98) and the lowest return for a quarter was -12.39% (quarter ending 9/30/02).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                             Past      Past      Past
                                            1 year    5 years   10 years
-------------------------------------------------------------------------------
Class IA                                    22.04%     0.84%     7.13%
Class IB                                    21.90%     0.74%     7.01%
MSCI World Index
(no deduction for fees or expenses)         33.11%    -0.77%     7.14%
-------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of securities of developed and emerging markets.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                        Total
                            Distri-                     Annual        Peer
                            bution                      Fund          Group
              Manage-       (12b-1)       Other         Operating     Expense
              ment Fees     Fees          Expenses      Expenses      Ratio*
-------------------------------------------------------------------------------
Class IA      0.70%          N/A          0.25%         0.95%         0.99%
Class IB      0.70%         0.25%         0.25%         1.20%         1.24%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                 $97          $303          $525        $1,166
Class IB                $122          $381          $660        $1,455
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Asset Allocations Funds in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets (but not more than the fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of the fund's total assets in debt investments rated lower than BB or the equivalent. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.22% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 155.21%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since    Experience
-------------------------------------------------------------------------------
Jeffrey L. Knight        2002   1993 - Present   Putnam Management
-------------------------------------------------------------------------------
Portfolio members       Since    Experience
-------------------------------------------------------------------------------
Robert J. Kea            2002   1989 - Present   Putnam Management
-------------------------------------------------------------------------------
Robert J. Schoen         2002   1997 - Present   Putnam Management
-------------------------------------------------------------------------------
J. Graham Spiers         2002   1998 - Present   Putnam Management
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                 Year ended December 31
                                           -----------------------------------------------------------------
                                                2003         2002         2001         2000           1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $11.51       $13.37       $16.66       $19.60         $18.94
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income a                          .23          .26          .36          .48            .41

Net realized and unrealized gain (loss)
on investments                                  2.19        (1.87)       (1.78)       (1.32)          1.69
------------------------------------------------------------------------------------------------------------
Total from investment operations:              $2.42       $(1.61)      $(1.42)       $(.84)         $2.10
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                      (.50)        (.25)        (.18)        (.34)          (.38)

From net realized gain on investments             --           --        (1.69)       (1.76)         (1.06)
------------------------------------------------------------------------------------------------------------
Total distributions                            $(.50)       $(.25)      $(1.87)      $(2.10)        $(1.44)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $13.43       $11.51       $13.37       $16.66         $19.60

Total return at net asset value (%) b,d        22.04       (12.30)       (8.42)       (4.87)         11.85
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)    $417,713     $423,653     $611,233     $815,135     $1,001,087
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                   .95          .91          .84          .79            .77

Ratio of net investment income to
average net assets (%)                          1.92         2.10         2.54         2.73           2.22

Portfolio turnover (%)                        155.21       105.04       187.96 e     159.03         149.82
------------------------------------------------------------------------------------------------------------





Class IB shares

(For a share outstanding throughout the period)
                                                                 Year ended December 31
                                           -----------------------------------------------------------------
                                                   2003         2002         2001         2000        1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $11.51       $13.37       $16.67       $19.60      $18.95
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                             .20          .23          .32          .45         .39

Net realized and unrealized gain
(loss) on investments                              2.21        (1.86)       (1.77)       (1.29)       1.69
------------------------------------------------------------------------------------------------------------
Total from investment operations:                 $2.41       $(1.63)       $1.45        $(.84)      $2.08
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                         (.47)        (.23)        (.16)        (.33)       (.37)

From net realized gain on investments                --           --        (1.69)       (1.76)      (1.06)
------------------------------------------------------------------------------------------------------------
Total distributions                               $(.47)       $(.23)      $(1.85)      $(2.09)     $(1.43)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $13.45       $11.51       $13.37       $16.67      $19.60

Total return at net asset value (%) b,d           21.90       (12.46)       (8.58)       (4.87)      11.76
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)        $32,588      $21,758      $24,735      $18,984      $6,617
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     1.20         1.16         1.06          .94         .92

Ratio of net investment income to
average net assets (%)                             1.63         1.87         2.29         2.60        2.15

Portfolio turnover (%)                           155.21       105.04       187.96 e     159.03      149.82
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.




PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-5346        213129 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Global Equity Fund

This prospectus explains what you should know about Putnam VT Global Equity Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 7  Fund distributions and taxes

 8  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GLOBAL STOCKS

We invest mainly in common stocks of companies worldwide that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994        -0.96%
1995        15.67%
1996        17.20%
1997        14.33%
1998        29.71%
1999        65.00%
2000       -29.64%
2001       -29.66%
2002       -22.16%
2003        29.54%

Year-to-date performance through 3/31/2004 was 3.45%. During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was -25.07% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                       Past       Past       Past
                                      1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                              29.54%     -3.81%      5.07%
Class IB                              29.23%     -4.03%      4.88%
MSCI World Index
(no deduction for fees or expenses)   33.11%     -0.77%      7.14%
-------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of securities of developed and emerging markets.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                        Total
                            Distri-                     Annual        Peer
                            bution                      Fund          Group
              Manage-       (12b-1)       Other         Operating     Expense
              ment Fees     Fees          Expenses      Expenses      Ratio*
-------------------------------------------------------------------------------
Class IA      0.77%          N/A          0.15%         0.92%         1.03%
Class IB      0.77%         0.25%         0.15%         1.17%         1.28%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                 $94         $293          $509         $1,131
Class IB                $119         $372          $644         $1,420
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Global Equity Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies worldwide. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.29% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 88.32%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.77% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Core Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader    Since    Experience
---------------------------------------------------------------------------
Shigeki Makino      2003     2000 - Present         Putnam Management
                             Prior to Aug. 2000     Fidelity Investments
---------------------------------------------------------------------------

Portfolio members   Since    Experience
---------------------------------------------------------------------------
Mark A. Bogar       2002     1998 - Present         Putnam Management
---------------------------------------------------------------------------
Josh H. Brooks      2004     2003 - Present         Putnam Management
                             Prior to Apr. 2003     Delaware Investments
---------------------------------------------------------------------------
David E. Gerber     2003     1996 - Present         Putnam Management
---------------------------------------------------------------------------
Stephen S. Oler     2002     1997 - Present         Putnam Management
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-Global Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                 Year ended December 31
                                            ----------------------------------------------------------------
                                                2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $7.25       $9.34        $18.10        $30.49        $20.28
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss) a                   .09         .07           .02          (.08)         (.02)

Net realized and unrealized gain (loss)
on investments                                  2.02       (2.13)        (5.17)        (7.36)        12.09
------------------------------------------------------------------------------------------------------------
Total from investment operations               $2.11      $(2.06)       $(5.15)       $(7.44)       $12.07
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                      (.10)       (.03)           --          (.18)         (.09)

From net realized gain on investments             --          --         (3.61)        (4.77)        (1.77)
------------------------------------------------------------------------------------------------------------
Total distributions                            $(.10)      $(.03)       $(3.61)       $(4.95)       $(1.86)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.26       $7.25         $9.34        $18.10        $30.49

Total return at net asset value (%) b,d        29.54      (22.16)       (29.66)       (29.64)        65.00
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)    $670,764    $659,264    $1,139,131    $2,018,743    $3,090,073
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                   .92         .89           .82           .76           .73

Ratio of net investment income (loss)
to average net assets (%)                       1.21         .92           .20          (.32)         (.09)

Portfolio turnover (%)                         88.32      173.27        186.11        170.41        154.88
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)
                                                                 Year ended December 31
                                            ----------------------------------------------------------------
                                                 2003        2002        2001         2000        1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $7.19       $9.27      $18.02       $30.41      $20.28
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss) a                    .07         .05          -- e       (.10)       (.10)

Net realized and unrealized gain (loss)
on investments                                   2.01       (2.12)      (5.14)       (7.34)      12.08
------------------------------------------------------------------------------------------------------------
Total from investment operations                $2.08      $(2.07)     $(5.14)      $(7.44)     $11.98
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                       (.08)       (.01)         --         (.18)       (.08)

From net realized gain on investments              --          --       (3.61)       (4.77)      (1.77)
------------------------------------------------------------------------------------------------------------
Total distributions                             $(.08)      $(.01)     $(3.61)      $(4.95)     $(1.85)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.19       $7.19       $9.27       $18.02      $30.41

Total return at net asset value (%) b,d         29.23      (22.39)     (29.76)      (29.75)      64.56
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $74,972     $65,834     $92,817     $103,129     $28,909
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                   1.17        1.14        1.04          .91         .88

Ratio of net investment income (loss)
to average net assets (%)                         .95         .69        (.02)        (.43)       (.43)

Portfolio turnover (%)                          88.32      173.27      186.11       170.41      154.88
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Amount represents less than $0.01 per share



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.




PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-5346       213160 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Growth and Income Fund

This prospectus explains what you should know about Putnam VT Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

3  What are the fund's main investment
   strategies and related risks?

4  Who manages the fund?

6  How to buy and sell fund shares

6  Distribution Plan

6  How does the fund price its shares?

7  Fund distributions and taxes

7  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994          0.35%
1995         36.71%
1996         21.92%
1997         24.15%
1998         15.42%
1999          1.59%
2000          8.11%
2001         -6.16%
2002        -18.79%
2003         27.69%


Year-to-date performance through 3/31/2004 was 2.49%. During the periods shown in the bar chart, the highest return for a quarter was 18.29% (quarter ending 6/30/03) and the lowest return for a quarter was -18.56% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                      Past       Past       Past
                                      1 year     5 years    10 years
------------------------------------------------------------------------------
Class IA                              27.69%     1.34%      9.86%
Class IB                              27.38%     1.13%      9.67%
S&P 500/Barra Value Index
(no deduction for fees or expenses)   31.79%     1.95%      10.55%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the S&P 500/BarraValue Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                        Total
                                    Distri-             Annual       Peer
                                    bution              Fund         Group
                      Manage-       (12b-1)   Other     Operating    Expense
                      ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA              0.48%         N/A       0.05%     0.53%        0.94%
Class IB              0.48%         0.25%     0.05%     0.78%        1.19%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class IA               $54          $170          $296         $665
Class IB               $80          $249          $433         $966
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to The Putnam Fund for Growth and Income in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for current income. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.12% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 32.55%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.48% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of Large-Cap Value Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
Hugh H. Mullin          1996     1986 - Present     Putnam Management
------------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------------
David L. King           1993     1983 - Present     Putnam Management
------------------------------------------------------------------------------
Christopher G. Miller   2000     1998 - Present     Putnam Management
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Large-Cap Value Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.




FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $18.75          $23.56          $25.85          $26.80          $28.77
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .37             .36             .35             .40             .47

Net realized and unrealized
gain (loss) on investments             4.69           (4.69)          (1.94)           1.49             .01
------------------------------------------------------------------------------------------------------------
Total from investment operations      $5.06          $(4.33)         $(1.59)          $1.89            $.48
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.42)           (.36)           (.41)           (.50)           (.41)

From net realized gain on investments    --            (.12)           (.29)          (2.34)          (2.04)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.42)          $(.48)          $(.70)         $(2.84)         $(2.45)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $23.39          $18.75          $23.56          $25.85          $26.80

Total return at net asset
value (%) b,d                         27.69          (18.79)          (6.16)           8.11            1.59
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                   $4,947,556      $4,729,161      $7,216,388      $8,675,872      $9,567,077
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                          .53             .52             .51             .50             .50

Ratio of net investment income to
average net assets (%)                 1.85            1.71            1.42            1.63            1.66

Portfolio turnover (%)                32.55           36.01           32.75           55.04           53.68
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $18.64          $23.44          $25.76          $26.75          $28.75
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .32             .31             .29             .36             .41

Net realized and unrealized
gain (loss) on investments             4.67           (4.67)          (1.93)           1.48             .04
------------------------------------------------------------------------------------------------------------
Total from investment operations      $4.99          $(4.36)         $(1.64)          $1.84            $.45
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.37)           (.32)           (.39)           (.49)           (.41)

From net realized gain on investments    --            (.12)           (.29)          (2.34)          (2.04)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.37)          $(.44)          $(.68)         $(2.83)         $(2.45)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $23.26          $18.64          $23.44          $25.76          $26.75

Total return at net asset
value (%) b,d                         27.38          (18.99)          (6.39)           7.92            1.47
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $828,558        $612,170        $709,842        $513,216        $162,112
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                          .78             .77             .73             .65             .65

Ratio of net investment income to
average net assets (%)                 1.60            1.47            1.22            1.47            1.55

Portfolio turnover (%)                32.55           36.01           32.75           55.04           53.68
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                      213136 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Growth Opportunities Fund

This prospectus explains what you should know about Putnam VT Growth Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

   CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

3  What are the fund's main investment strategies and related risks?

4  Who manages the fund?

6  How to buy and sell fund shares

6  Distribution Plan

7  How does the fund price its shares?

7  Fund distributions and taxes

7  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001        -31.92%
2002        -29.38%
2003         23.47%

Year-to-date performance through 3/31/2004 was -0.52%. During the periods shown in the bar chart, the highest return for a quarter was 13.22% (quarter ending 12/31/01) and the lowest return for a quarter was -27.56% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (2/1/00)
-------------------------------------------------------------------------------
Class IA                                     23.47%    -17.85%
Class IB                                     23.06%    -18.03%
Russell Top 200 Growth Index
(no deduction for fees or expenses)          26.63%    -12.98%
-------------------------------------------------------------------------------

The fund's performance is compared to the Russell Top 200 Growth Index, an unmanaged index of the largest companies in the Russell 1000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

----------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
----------------------------------------------------------------------------
                                                      Total
                                                      Annual         Peer
                        Distribution                   Fund          Group
           Management     (12b-1)        Other      Operating       Expense
              Fees         Fees        Expenses      Expenses       Ratio*
----------------------------------------------------------------------------
Class IA     0.70%          N/A          0.26%         0.96%         0.98%
Class IB     0.70%         0.25%         0.26%         1.21%         1.23%
----------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------------
               1 year       3 years       5 years      10 years
----------------------------------------------------------------------------
Class IA        $98          $306          $531        $1,178
Class IB       $123          $384          $665        $1,466
----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Growth
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.16% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 59.00%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70 % of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.


---------------------------------------------------------------------------
Portfolio leader        Since    Experience
---------------------------------------------------------------------------
Brian O'Toole           2002     2002 - Present        Putnam Management
                                 Prior to Jun. 2002    Citigroup Asset
                                                       Management
---------------------------------------------------------------------------
Portfolio members       Since    Experience
---------------------------------------------------------------------------
Tony H. Elavia          2003     1999 - Present        Putnam Management
                                 Prior to Sept. 1999   TES Partners
---------------------------------------------------------------------------
Walton D. Pearson       2003     2003 - Present        Putnam Management
                                 Prior to 2003         Alliance Capital
                                                       Management
---------------------------------------------------------------------------
David J. Santos         1999     1986 - Present        Putnam Management
---------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Large-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                           Year ended December 31
                                            -----------------------------------------------------
                                            2003            2002            2001            2000*
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $3.75           $5.31           $7.80          $10.00
-------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a               .01              -- e          (.01)           (.02)

Net realized and unrealized gain
(loss) on investments                        .87           (1.56)          (2.48)          (2.18)
-------------------------------------------------------------------------------------------------
Total from investment operations            $.88          $(1.56)         $(2.49)          (2.20)
-------------------------------------------------------------------------------------------------
Net asset value, end of period             $4.63           $3.75           $5.31           $7.80
Total return at net asset value (%) b,d    23.47          (29.38)         (31.92)         (22.00)**
-------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands) $38,470         $32,235         $55,646         $77,022
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) c,d                           .96             .96             .85             .80**

Ratio of net investment income (loss)
to average net assets (%)                    .17             .03            (.19)           (.23)**

Portfolio turnover (%)                     59.00           63.30           83.13           57.60**
-------------------------------------------------------------------------------------------------
Class IB shares

(For a share outstanding throughout the period)
                                                           Year ended December 31
                                            -----------------------------------------------------
                                            2003            2002            2001            2000*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $3.73           $5.29           $7.79          $10.00
-------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a                -- e          (.01)           (.02)           (.04)

Net realized and unrealized gain
(loss) on investments                        .86           (1.55)          (2.48)          (2.17)
-------------------------------------------------------------------------------------------------
Total from investment operations            $.86          $(1.56)         $(2.50)          (2.21)
-------------------------------------------------------------------------------------------------
Net asset value, end of period             $4.59           $3.73           $5.29           $7.79
Total return at net asset value (%) b,d    23.06          (29.49)         (32.09)         (22.10)**
-------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands) $37,906         $31,065         $44,521         $41,072
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) c,d                          1.21            1.21            1.07             .94**

Ratio of net investment loss to
average net assets (%)                      (.08)           (.21)           (.39)           (.39)**

Portfolio turnover (%)                     59.00           63.30           83.13           57.60**
-------------------------------------------------------------------------------------------------

 * For the period February 1, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

 d The charges and expenses at the insurance company separate account level are not reflected.

 e Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                 213137 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT Health Sciences Fund

This prospectus explains what you should know about Putnam VT Health Sciences Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

3  What are the fund's main investment strategies and related risks?

5  Who manages the fund?

6  How to buy and sell fund shares

7  Distribution Plan

7  How does the fund price its shares?

7  Fund distributions and taxes

8  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Under normal circumstances, we invest at least 80% of the fund's net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. We invest mainly in midsized and large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than a "diversified" fund. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999         -3.93%
2000         39.14%
2001        -19.53%
2002        -20.21%
2003         18.80%

Year-to-date performance through 3/31/2004 was 0.12%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was -22.55% (quarter ending 3/31/01).


-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                             Since
                                       Past       Past     inception
                                      1 year     5 years   (4/30/98)
-------------------------------------------------------------------------------
Class IA                              18.80%      0.39%      1.96%
Class IB                              18.39%      0.20%      1.77%
S&P 500 Index
(no deduction for fees or expenses)   28.68%     -0.57%      1.46%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

----------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
----------------------------------------------------------------------------
                                                      Total
                                                      Annual         Peer
                        Distribution                   Fund         Group
           Management     (12b-1)       Other        Operating      Expense
              Fees         Fees        Expenses      Expenses       Ratio*
----------------------------------------------------------------------------
Class IA      0.70%        N/A          0.14%         0.84%         1.30%
Class IB      0.70%       0.25%         0.14%         1.09%         1.55%
----------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------------
                        1 year        3 years       5 years     10 years
----------------------------------------------------------------------------
Class IA                  $86          $268          $466        $1,037
Class IB                 $111          $347          $601        $1,329
----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Health Sciences Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks of the health sciences industries. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Industry focus. We invest mainly in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include technological advances that make existing products and services obsolete and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, may be more likely to adversely affect the fund than if the fund were more widely diversified.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.16% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 63.66%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Specialty/Miscellaneous Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massa chusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                               Year ended December 31
                                        --------------------------------------------------------------------
                                        2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.37          $11.75          $14.61          $10.50          $10.94
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a           .07             .04             .01             .01             .01

Net realized and unrealized gain
(loss) on investments                   1.68           (2.41)          (2.86)           4.10            (.44)
------------------------------------------------------------------------------------------------------------
Total from investment operations       $1.75          $(2.37)         $(2.85)          $4.11           $(.43)
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income              (.08)           (.01)           (.01)             --            (.01)

From net realized gain on investments     --              --              --              --              --
------------------------------------------------------------------------------------------------------------
Total distributions                    $(.08)          $(.01)          $(.01)             --           $(.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $11.04           $9.37          $11.75          $14.61          $10.50

Total return at
net asset value (%) b,d                18.80          (20.21)         (19.53)          39.14           (3.93)
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                      $200,054        $212,783        $342,488        $497,695        $218,848
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d               .84             .83             .79             .79             .83

Ratio of net investment
income to average net assets (%)         .39             .39             .09             .06             .14

Portfolio turnover (%)                 63.66           74.33           53.20           49.10           82.45
------------------------------------------------------------------------------------------------------------
Class IB shares

(For a share outstanding throughout the period)
                                                               Year ended December 31
                                        --------------------------------------------------------------------
                                        2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.32          $11.70          $14.58          $10.50          $10.93
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a           .02             .01            (.02)           (.01)             -- e

Net realized and unrealized gain
(loss) on investments                   1.69           (2.39)          (2.86)           4.09            (.43)
------------------------------------------------------------------------------------------------------------
Total from investment operations       $1.71          $(2.38)         $(2.88)          $4.08           $(.43)
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income              (.06)             --              --              --              -- e

From net realized gain
on investments                            --              --              --              --              --
------------------------------------------------------------------------------------------------------------
Total distributions                    $(.06)             --              --              --              -- e
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.97           $9.32          $11.70          $14.58          $10.50

Total return at
net asset value (%) b,d                18.39          (20.34)         (19.75)          38.86           (3.90)
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                      $161,036        $119,828        $128,067        $107,991         $20,162
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d              1.09            1.08            1.01             .94             .98

Ratio of net investment income
(loss) to average net assets (%)         .11             .13            (.13)           (.10)           (.01)

Portfolio turnover (%)                 63.66           74.33           53.20           49.10           82.45
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346            213138 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT High Yield Fund

This prospectus explains what you should know about Putnam VT High Yield Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

3  What are the fund's main investment strategies and related risks?

4  Who manages the fund?

6  How to buy and sell fund shares

6  Distribution Plan

7  How does the fund price its shares?

7  Fund distributions and taxes

8  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We invest mainly in bonds that:

* are obligations of U.S. companies,

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in securities rated below investment-grade.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994        -0.94%
1995        18.32%
1996        12.81%
1997        14.34%
1998        -5.86%
1999         5.92%
2000        -8.45%
2001         4.00%
2002        -0.52%
2003        26.68%

Year-to-date performance through 3/31/2004 was 2.36%. During the periods shown in the bar chart, the highest return for a quarter was 9.47% (quarter ending 6/30/03) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

---------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
---------------------------------------------------------------------------
                                   Past       Past      Past
                                  1 year     5 years   10 years
---------------------------------------------------------------------------
Class IA                          26.68%      4.91%      6.11%
Class IB                          26.54%      4.74%      5.95%
JP Morgan Chase Global
High Yield Index
(no deduction for
fees or expenses)                 27.51%      5.99%      7.27%
---------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the JP Morgan Chase Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

---------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------
                                                      Total
                                                      Annual         Peer
                        Distribution                   Fund          Group
           Management     (12b-1)        Other      Operating       Expense
              Fees         Fees        Expenses      Expenses       Ratio*
----------------------------------------------------------------------------
Class IA      0.67%         N/A          0.11%         0.78%         0.87%
Class IB      0.67%        0.25%         0.11%         1.03%         1.12%
----------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------------
                        1 year        3 years      5 years      10 years
----------------------------------------------------------------------------
Class IA                  $80          $249          $433          $966
Class IB                 $105          $328          $569        $1,259
----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam High Yield Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in lower-rated bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Illiquid investments. We may invest up to 15% of the fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in derivatives including futures, options, warrants and swap contracts, equity securities, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks as described in the Trust's Statement of Additional Information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid no brokerage commissions on its portfolio transactions. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 75.01%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.67% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income High-Yield Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------
Portfolio leader        Since  Experience
-------------------------------------------------------------------------
Stephen C. Peacher      2002   1990 - Present        Putnam Management
-------------------------------------------------------------------------
Portfolio members       Since  Experience
-------------------------------------------------------------------------
Norman P. Boucher       2002   1998 - Present        Putnam Management
-------------------------------------------------------------------------
Paul D. Scanlon         2002   1999 - Present        Putnam Management
                               Prior to Sept. 1999   Olympus Health Care
                                                     Group, Inc.
-------------------------------------------------------------------------
Rosemary H. Thomsen     2000   1986 - Present        Putnam Management
-------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) High Current Yield Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                               Year ended December 31
                                         --------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $7.08           $8.08           $8.98          $11.09          $11.70
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income a                   .65             .76             .91            1.14            1.13

Net realized and unrealized
gain (loss) on investments               1.07            (.78)           (.55)          (1.97)           (.48)
-------------------------------------------------------------------------------------------------------------
Total from investment operations        $1.72           $(.02)           $.36           $(.83)           $.65
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income               (.83)           (.98)          (1.26)          (1.28)          (1.26)

From net realized gain on investments      --              --              --              --              --
-------------------------------------------------------------------------------------------------------------
Total distributions                     $(.83)          $(.98)         $(1.26)         $(1.28)         $(1.26)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $7.97           $7.08           $8.08           $8.98          $11.09

Total return at net asset
value (%) b,d                           26.68            (.52)           4.00           (8.45)           5.92
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                       $594,299        $526,885        $647,505        $709,534        $964,590
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d                .78             .78             .76             .74             .72

Ratio of net investment income
to average net assets (%)                8.86           10.55           10.99           11.46           10.18

Portfolio turnover (%)                  75.01           68.41           81.97           69.05           52.96
-------------------------------------------------------------------------------------------------------------

Class IB shares

(For a share outstanding throughout the period)
                                                               Year ended December 31
                                         --------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $7.05           $8.06           $8.97          $11.08          $11.70
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income a                   .62             .74             .88            1.13            1.11

Net realized and unrealized gain
(loss) on investments                    1.09            (.78)           (.54)          (1.97)           (.47)
-------------------------------------------------------------------------------------------------------------
Total from investment operations        $1.71           $(.04)           $.34           $(.84)           $.64
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income               (.82)           (.97)          (1.25)          (1.27)          (1.26)

From net realized gain on investments      --              --              --              --              --
-------------------------------------------------------------------------------------------------------------
Total distributions                     $(.82)          $(.97)         $(1.25)         $(1.27)         $(1.26)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $7.94           $7.05           $8.06           $8.97          $11.08

Total return at net asset
value (%) b,d                           26.54            (.85)           3.78           (8.51)           5.81
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                       $159,069         $79,036         $64,972         $38,039         $17,646
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d               1.03            1.03             .98             .89             .87

Ratio of net investment income
to average net assets (%)                8.44           10.38           10.71           11.61           10.01

Portfolio turnover (%)                  75.01           68.41           81.97           69.05           52.96
-------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346             213139 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT Income Fund

This prospectus explains what you should know about Putnam VT Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 7  Fund distributions and taxes

 8  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses. Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the information for periods prior to that date in the table does not reflect the fund's performance under its current investment policies.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994        -3.29%
1995        20.44%
1996         2.42%
1997         8.64%
1998         8.25%
1999        -2.07%
2000         8.01%
2001         7.53%
2002         8.09%
2003         4.70%

Year-to-date performance through 3/31/2004 was 3.19%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 6/30/95) and the lowest return for a quarter was -3.17% (quarter ending 3/31/96).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                        Past       Past      Past
                                       1 year    5 years   10 years
-------------------------------------------------------------------------------
Class IA                               4.70%      5.18%      6.09%
Class IB                               4.43%      4.98%      5.92%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)    4.10%      6.62%      6.95%
-------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                         Total
                             Distri-                     Annual        Peer
                             bution                      Fund          Group
               Manage-       (12b-1)       Other         Operating     Expense
               ment Fees     Fees          Expenses      Expenses      Ratio*
-------------------------------------------------------------------------------
Class IA       0.59%          N/A          0.09%         0.68%         0.70%
Class IB       0.59%         0.25%         0.09%         0.93%         0.95%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                  $69          $218          $379          $847
Class IB                  $95          $296          $515        $1,143
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may also invest in securities rated below investment-grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in derivatives including futures, options, swap contracts, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks, as described in the Trust's Statement of Additional Information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid no brokerage commissions on its portfolio transactions. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 287.19%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.59% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader     Since    Experience
-------------------------------------------------------------------------------
Kevin M. Cronin       2000    1997 - Present        Putnam Management
-------------------------------------------------------------------------------
Portfolio member     Since    Experience
-------------------------------------------------------------------------------
Robert A. Bloemker    2002    1999 - Present        Putnam Management
                              Prior to Sept. 1999   Lehman Brothers
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Manage ment believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Invest ments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Corporate Debt Funds A Rated. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Manage ment retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Manage ment's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Manage ment will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachu setts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Manage ment has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                    Year ended December 31
                                            ----------------------------------------------------------------
                                                  2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.95       $12.65       $12.61       $12.52       $13.73
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                            .46          .64          .70          .84          .78

Net realized and unrealized gain (loss)
on investments                                     .13          .33          .21          .11        (1.05)
------------------------------------------------------------------------------------------------------------
Total from investment operations                  $.59         $.97         $.91         $.95        $(.27)
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.63)        (.67)        (.87)        (.86)        (.73)

From net realized gain on investments               --           --           --           --         (.21)
------------------------------------------------------------------------------------------------------------
Total distributions                              $(.63)       $(.67)       $(.87)       $(.86)       $(.94)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.91       $12.95       $12.65       $12.61       $12.52

Total return at net asset value (%) b,d           4.70         8.09         7.53         8.01        (2.07)
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $765,119     $919,294     $879,911     $806,452     $935,800
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     .68          .68          .68          .67          .67

Ratio of net investment income to
average net assets (%)                            3.61         5.10         5.60         6.94         6.07

Portfolio turnover (%)                          287.19       399.61 e     250.79 e     238.00       220.90
------------------------------------------------------------------------------------------------------------





Class IB shares

(For a share outstanding throughout the period)
                                                                    Year ended December 31
                                            ----------------------------------------------------------------
                                                  2003         2002         2001        2000        1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.89       $12.60       $12.58      $12.51      $13.73
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                            .42          .60          .65         .81         .76

Net realized and unrealized gain (loss)
on investments                                     .13          .35          .23         .11       (1.04)
------------------------------------------------------------------------------------------------------------
Total from investment operations                  $.55         $.95         $.88        $.92       $(.28)
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.60)        (.66)        (.86)       (.85)       (.73)

From net realized gain on investments               --           --           --          --        (.21)
------------------------------------------------------------------------------------------------------------
Total distributions                              $(.60)       $(.66)       $(.86)      $(.85)      $(.94)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.84       $12.89       $12.60      $12.58      $12.51

Total return at net asset value (%)  b,d          4.43         7.89         7.30        7.79       (2.16)
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $262,067     $215,874     $144,380     $55,669     $18,116
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     .93          .93          .90         .82         .82

Ratio of net investment income to
average net assets (%)                            3.29         4.79         5.26        6.74        6.14

Portfolio turnover (%)                          287.19       399.61 e     250.79 e    238.00      220.90
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-5346        213146 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT International Equity Fund

This prospectus explains what you should know about Putnam VT International Equity Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Fund distributions and taxes

 8  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998         18.69%
1999         60.21%
2000         -9.48%
2001        -20.41%
2002        -17.60%
2003         28.91%

Year-to-date performance through 3/31/2004 was 3.26%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -20.81% (quarter ending 9/30/02).

------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------
                                                             Since
                                       Past       Past     inception
                                      1 year     5 years    (1/2/97)
------------------------------------------------------------------------
Class IA                              28.91%      4.16%      7.79%
Class IB                              28.65%      3.98%      7.61%
MSCI EAFE Index
(no deduction for fees or expenses)   38.59%     -0.05%      2.86%
------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

---------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------
                                                      Total
                                                      Annual         Peer
                        Distribution                   Fund          Group
           Management     (12b-1)       Other       Operating       Expense
              Fees         Fees        Expenses      Expenses       Ratio*
---------------------------------------------------------------------------
Class IA      0.76%        N/A          0.18%          0.94%         1.20%
Class IB      0.76%       0.25%         0.18%          1.19%         1.45%
---------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

---------------------------------------------------------------------------
                         1 year       3 years       5 years     10 years
---------------------------------------------------------------------------
Class IA                  $96          $299          $519        $1,153
Class IB                 $121          $378          $654        $1,443
---------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Equity Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S.
  companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid
  (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.22% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 71.14%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.76% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Core Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-----------------------------------------------------------------------
Portfolio leaders       Since    Experience
-----------------------------------------------------------------------
Joshua L. Byrne         2003     1992 - Present       Putnam Management
-----------------------------------------------------------------------
Simon Davis             2003     2000 - Present       Putnam Management
                                 Prior to Sept. 2000  Deutsche Asset
                                                      Management
-----------------------------------------------------------------------
Portfolio members       Since    Experience
-----------------------------------------------------------------------
Stephen S. Oler         2000     1997 - Present       Putnam Management
-----------------------------------------------------------------------
George W. Stairs        2002     1994 - Present       Putnam Management
-----------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) International Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.






FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                              Year ended December 31
                                            --------------------------------------------------------
                                            2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $10.14       $12.42       $17.72       $21.66       $13.52
-----------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                      .16          .13          .13          .31          .08

Net realized and unrealized gain
(loss) on investments                       2.73        (2.29)       (3.62)       (2.05)        8.06
-----------------------------------------------------------------------------------------------------
Total from investment operations           $2.89       $(2.16)      $(3.49)      $(1.74)       $8.14
-----------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  (.12)        (.12)        (.06)        (.41)          --

From net realized gain on investments         --           --        (1.75)       (1.79)          --

From return of capital                        --           --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                        $(.12)       $(.12)      $(1.81)      $(2.20)          --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period            $12.91       $10.14       $12.42       $17.72       $21.66

Total return at net asset
value (%) b,d                              28.91       (17.60)      (20.41)       (9.48)       60.21
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $444,329     $430,607     $521,192     $696,527     $627,368
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d                   .94          .99          .94          .94         1.02

Ratio of net investment income
to average net assets (%)                   1.50         1.17          .93         1.62          .51

Portfolio turnover (%)                     71.14        53.20 e      69.81        78.84       107.38
-----------------------------------------------------------------------------------------------------

Class IA shares

(For a share outstanding throughout the period)
                                                              Year ended December 31
                                            --------------------------------------------------------
                                            2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $10.09       $12.36       $17.67       $21.63       $13.51
-----------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                      .13          .10          .09          .21          .05

Net realized and unrealized gain
(loss) on investments                       2.73        (2.28)       (3.61)       (1.97)        8.07
-----------------------------------------------------------------------------------------------------
Total from investment operations           $2.86       $(2.18)      $(3.52)      $(1.76)       $8.12
-----------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  (.10)        (.09)        (.04)        (.41)          --

From net realized gain on investments         --           --        (1.75)       (1.79)          --

From return of capital                        --           --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                        $(.10)       $(.09)      $(1.79)      $(2.20)          --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period            $12.85       $10.09       $12.36       $17.67       $21.63

Total return at net asset
value (%) b,d                              28.65       (17.75)      (20.61)       (9.61)       60.10
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $510,055     $308,970     $252,647     $197,754      $40,448
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) c,d                          1.19         1.24         1.16         1.09         1.17

Ratio of net investment income
to average net assets (%)                   1.15          .91          .66         1.13          .31

Portfolio turnover (%)                     71.14        53.20 e      69.81        78.84       107.38
-----------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Portfolio turnover excludes the impact of assets received from an acquired fund, Putnam VT Asia
  Pacific Growth Fund.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS


             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346            213140 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT International Growth and Income Fund

This prospectus explains what you should know about Putnam VT
International Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3 What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 7  Fund distributions and taxes

 8  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks capital growth. Current income is a  secondary objective.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998         11.27%
1999         24.59%
2000          1.36%
2001        -20.67%
2002        -13.67%
2003         38.37%


Year-to-date performance through 3/31/2004 was 4.33%. During the periods shown in the bar chart, the highest return for a quarter was 18.84% (quarter ending 6/30/03) and the lowest return for a quarter was -19.76% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                             Since
                                      Past        Past       inception
                                      1 year      5 years    (1/2/97)
------------------------------------------------------------------------------
Class IA                              38.37%      3.66%      6.86%
Class IB                              37.85%      3.47%      6.69%
Citigroup World ex U.S. Primary
Markets Value Index
(no deduction for fees or expenses)   43.04%      3.34%      5.11%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Citigroup World ex U.S. Primary Markets Value Index, an unmanaged index of mostly large- and some small-capitalization stocks from developed countries, excluding the U.S., chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual       Peer
                                  bution              Fund         Group
                    Manage-       (12b-1)   Other     Operating    Expense
                    ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA            0.80%         N/A       0.22%     1.02%        1.20%
Class IB            0.80%         0.25%     0.22%     1.27%        1.45%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA               $104         $325          $563        $1,248
Class IB               $129         $403          $697        $1,534
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Growth and Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for income and are issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.23% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 71.71%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.80% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Value Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
George W. Stairs        1997     1994 - Present     Putnam Management
------------------------------------------------------------------------------
Portfolio member        Since    Experience
------------------------------------------------------------------------------
Pamela R. Holding       2001     1995-Present       Putnam Management
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) International Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.37           $9.76          $13.28          $15.25          $12.24
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .15             .12             .13             .16             .21

Net realized and unrealized
gain (loss) on investments             2.99           (1.44)          (2.80)            .05            2.80
------------------------------------------------------------------------------------------------------------
Total from investment operations      $3.14          $(1.32)         $(2.67)           $.21           $3.01
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.16)           (.07)           (.13)           (.68)             --

From net realized gain on investments    --              --            (.72)          (1.50)             --

From return of capital                   --              --              --              --              --
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.16)          $(.07)          $(.85)         $(2.18)             --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $11.35           $8.37           $9.76          $13.28          $15.25

Total return at net asset
value (%) b,d                         38.37          (13.67)         (20.67)           1.36           24.59
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $227,237        $201,168        $273,298        $393,973        $387,504
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                         1.02            1.00             .98             .97             .98

Ratio of net investment income to
average net assets (%)                 1.70            1.34            1.26            1.15            1.50

Portfolio turnover (%)                71.71           99.21          154.29           82.02           92.27
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.35           $9.73          $13.25          $15.22           12.24
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .13             .09             .11             .13             .15

Net realized and unrealized
gain (loss) on investments             2.97           (1.42)          (2.79)           $.08            2.83
------------------------------------------------------------------------------------------------------------
Total from investment operations      $3.10          $(1.33)         $(2.68)           $.21           $2.98
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.14)           (.05)           (.12)           (.68)             --

From net realized gain on investments    --              --            (.72)          (1.50)             --

From return of capital                   --              --              --              --              --
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.14)          $(.05)          $(.84)         $(2.18)             --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $11.31           $8.35           $9.73          $13.25          $15.22

Total return at net asset
value (%) b,d                         37.85          (13.77)         (20.81)           1.33           24.35
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                      $63,651         $45,744         $41,771         $36,934         $10,652
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                         1.27            1.25            1.20            1.12            1.13

Ratio of net investment income to
average net assets (%)                 1.39            1.03            1.02             .97            1.08

Portfolio turnover (%)                71.71           99.21          154.29           82.02           92.27
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                         213141 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT International New Opportunities Fund

This prospectus explains what you should know about Putnam VT
International New Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3 What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Fund distributions and taxes

 8  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998         15.58%
1999        102.95%
2000        -38.56%
2001        -28.52%
2002        -13.46%
2003         33.59%


Year-to-date performance through 3/31/2004 was 3.38%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was -22.61% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                            Since
                                      Past       Past       inception
                                      1 year     5 years    (1/2/97)
------------------------------------------------------------------------------
Class IA                              33.59%     0.60%      2.51%
Class IB                              33.21%     0.41%      2.33%
Citigroup World ex U.S. Primary
Markets Growth Index
(no deduction for fees or expenses)   35.59%    -1.07%      2.99%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Citigroup World ex U.S. Primary Markets Growth Index, an unmanaged index of mostly large and some small capitalization stocks from developed countries, excluding the U.S., chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual       Peer
                                  bution              Fund         Group
                    Manage-       (12b-1)   Other     Operating    Expense
                    ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA            1.00%         N/A       0.26%     1.26%        1.20%
Class IB            1.00%         0.25%     0.26%     1.51%        1.45%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                         1 year        3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                 $128          $400          $692        $1,523
Class IB                 $154          $477          $824        $1,802
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International New Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.40% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 135.90%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 1.00% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Growth Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
Stephen P. Dexter       1999     1999 - Present       Putnam Management
                                 Prior to Jun. 1999   Scudder Kemper Inc.
------------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------------
Denise D. Selden        2003     1998 - Present       Putnam Management
------------------------------------------------------------------------------
Peter J. Hadden         2003     1992 - Present       Putnam Management
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) International Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.41           $9.80          $13.71          $23.31          $11.49
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a          .09             .07             .04            (.11)           (.05)

Net realized and unrealized
gain (loss) on investments             2.71           (1.38)          (3.95)          (8.45)          11.88
------------------------------------------------------------------------------------------------------------
Total from investment operations      $2.80          $(1.31)         $(3.91)         $(8.56)         $11.83
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.05)           (.08)             --            (.01)           (.01)

From net realized gain on investments    --              --              --           (1.03)             --

From return of capital                   --              --              --              -- (e)          --
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.05)          $(.08)             --          $(1.04)          $(.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $11.16           $8.41           $9.80          $13.71          $23.31

Total return at net asset
value (%) b,d                         33.59          (13.46)         (28.52)         (38.56)         102.96
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                      $98,339         $91,939        $140,731        $255,447        $330,982
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                         1.26            1.27            1.24            1.21            1.41

Ratio of net investment income
(loss) to average net assets (%)       1.00             .82             .35            (.57)           (.36)

Portfolio turnover (%)               135.90          136.66          198.97          189.71          196.53
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.37           $9.75          $13.67          $23.28          $11.48
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a          .07             .05             .02            (.13)           (.16)

Net realized and unrealized gain
(loss) on investments                  2.70           (1.37)          (3.94)          (8.44)          11.96
------------------------------------------------------------------------------------------------------------
Total from investment operations      $2.77          $(1.32)         $(3.92)         $(8.57)         $11.80
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.03)           (.06)             --            (.01)             -- e

From net realized gain on investments    --              --              --           (1.03)             --

From return of capital                   --              --              --              -- e            --
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.03)          $(.06)             --          $(1.04)             -- e
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $11.11           $8.37           $9.75          $13.67          $23.28

Total return at net asset
value (%) b,d                         33.21          (13.63)         (28.68)         (38.67)         102.80
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $144,493        $122,332        $159,227        $184,660         $33,554
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                         1.51            1.52            1.46            1.36            1.56

Ratio of net investment income
(loss) to average net assets (%)       0.74             .56             .14            (.74)           (.97)

Portfolio turnover (%)               135.90          136.66          198.97          189.71          196.53
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Amount represents less than $0.01 per share.



THIS PAGE INTENTIONALLY LEFT BLANK


THIS PAGE INTENTIONALLY LEFT BLANK


For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                      213143 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Investors Fund

This prospectus explains what you should know about Putnam VT Investors Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

3  What are the fund's main investment strategies and related risks?

4  Who manages the fund?

6  How to buy and sell fund shares

6  Distribution Plan

7  How does the fund price its shares?

7  Fund distributions and taxes

7  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999         30.13%
2000        -18.47%
2001        -24.61%
2002        -23.68%
2003         27.39%

Year-to-date performance through 3/31/2004 was 2.03%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was -20.15% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                                 Since
                                           Past       Past     inception
                                          1 year     5 years   (4/30/98)
-------------------------------------------------------------------------------
Class IA                                  27.39%     -4.90%     -1.70%
Class IB                                  27.14%     -5.09%     -1.89%
S&P 500 Index
(no deduction for fees or expenses)       28.68%     -0.57%      1.46%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                 Total
                           Distri-               Annual       Peer
                           bution                Fund         Group
            Manage-        (12b-1)   Other       Operating    Expense
            ment Fees      Fees      Expenses    Expenses     Ratio*
-------------------------------------------------------------------------------
Class IA    0.65%          N/A       0.10%       0.75%        0.93%
Class IB    0.65%          0.25%     0.10%       1.00%        1.18%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                $77          $240          $417          $930
Class IB               $102          $318          $552        $1,225
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Investors Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.21% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 73.32%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Core Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader       Since    Experience
-------------------------------------------------------------------------------
James C. Wiess         2003     2000 - Present        Putnam Management
                                Prior to Apr. 2000    JP Morgan Company
-------------------------------------------------------------------------------
Portfolio members      Since    Experience
-------------------------------------------------------------------------------
Josh H. Brooks         2004     2003 - Present        Putnam Management
                                Prior to Apr. 2003    Delaware Investments
-------------------------------------------------------------------------------
Richard P. Cervone     2002     1998 - Present        Putnam Management
-------------------------------------------------------------------------------
James S. Yu            2003     2002 - Present        Putnam Management
                                Prior to Oct. 2002    John Hancock Funds
                                Prior to 2000         Merrill Lynch Investment
                                                      Management
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Large-Cap Core Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and  sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights
Class IA shares

(For a share outstanding throughout the period)
                                                                    Year ended December 31
                                             --------------------------------------------------------------
                                                  2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.08        $9.31       $12.36       $15.16       $11.65
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                            .05          .04          .03         0.01         0.01

Net realized and unrealized gain
(loss) on investments                             1.87        (2.24)       (3.07)       (2.81)        3.50
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $1.92       $(2.20)      $(3.04)      $(2.80)       $3.51
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.05)        (.03)        (.01)          --           --

From net realized gain on investments               --           --           --           --           --

From return of capital                              --           --           --           --           --
------------------------------------------------------------------------------------------------------------
Total distributions                              $(.05)       $(.03)       $(.01)          --           --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $8.95        $7.08        $9.31       $12.36       $15.16

Total return at net asset value (%) b,d          27.39       (23.68)      (24.61)      (18.47)       30.13
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $353,033     $341,675     $597,312     $905,213     $867,151
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     .75          .72          .66          .65          .71

Ratio of net investment income to average
net assets (%)                                     .71          .56          .23          .08          .05

Portfolio turnover (%)                           73.32       122.88        98.05        76.32        65.69
------------------------------------------------------------------------------------------------------------





Class IB shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                              --------------------------------------------------------------
                                                  2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.04        $9.26       $12.31       $15.13       $11.64
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a                     .03          .03          .01         (.01)        (.01)

Net realized and unrealized gain
(loss) on investments                             1.87        (2.24)       (3.06)       (2.81)        3.50
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $1.90       $(2.21)      $(3.05)      $(2.82)       $3.49
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.03)        (.01)          --           --           --

From net realized gain on investments               --           --           --           --           --

From return of capital                              --           --           --           --           --
------------------------------------------------------------------------------------------------------------
Total distributions                              $(.03)       $(.01)          --           --           --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $8.91        $7.04        $9.26       $12.31       $15.13

Total return at net asset value (%) b,d          27.14       (23.87)      (24.78)      (18.64)       29.98
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $220,061     $180,341     $261,025     $279,598     $101,795
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                    1.00          .97          .88          .80          .86

Ratio of net investment income (loss)
to average net assets (%)                          .46          .32          .02         (.06)        (.11)

Portfolio turnover (%)                           73.32       122.88        98.05        76.32        65.59
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346        213145 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Money Market Fund
Putnam VT Money Market Fund

This prospectus explains what you should know about Putnam VT Money Market Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3 What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 5  How to buy and sell fund shares

 6  Distribution Plan

 6  How does the fund price its shares?

 7  Fund distributions and taxes

 7  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest mainly in instruments that:

* are high quality and

* have a short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the fund.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994        3.83%
1995        5.46%
1996        5.09%
1997        5.22%
1998        5.19%
1999        4.86%
2000        6.03%
2001        3.99%
2002        1.46%
2003        0.76%


Year-to-date performance through 3/31/2004 was 0.17%. During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending 12/31/00) and the lowest return for a quarter was 0.16% (quarter ending 9/30/03).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                       Past       Past       Past
                                       1 year     5 years    10 years
------------------------------------------------------------------------------
Class IA                               0.76%      3.40%      4.17%
Class IB                               0.51%      3.17%      4.06%
Merrill Lynch 91-Day Treasury
Bill Index (no deduction for
fees or expenses)                      1.15%      3.66%      4.43%
Lipper Money Market Average
(no deduction for fees or expenses)    0.44%      3.01%      3.94%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace, and to the Lipper Money Market Average, an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual        Peer
                                  bution              Fund          Group
                    Manage-       (12b-1)   Other     Operating     Expense
                    ment Fees     Fees      Expenses  Expenses      Ratio*
------------------------------------------------------------------------------
Class IA            0.42%         N/A       0.07%     0.49%         0.58%
Class IB            0.42%         0.25%     0.07%     0.74%         0.83%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class IA               $50          $157          $274         $616
Class IB               $76          $237          $411         $918
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Money Market Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing in money market instruments, such as certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers' acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified. We will consider, among other factors, credit, interest rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund's total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund's shares may be more vulnerable to decreases in value than those of money market funds that invest in issuers in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the mutual funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

* Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks.

* Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the funds receive from them, but could affect the value of the fund's shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

The fund's average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

* Credit quality. The fund buys only high quality investments. These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main credit risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations.

* Other investments. In addition to the main investment strategies described above, we may make other investments and be subject to other risks as described in the Trust's statement of additional information
  (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid no brokerage commissions on its portfolio transactions. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.42% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Money Market Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Manage ment retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Manage ment's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massa chusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Manage ment has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments at amortized cost, which approximates market value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net investment income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $1.00           $1.00           $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income                 .0076           .0145           .0392           .0588           .0476

Net realized and unrealized
gain (loss) on investments               -- d            -- d            --              --              --
------------------------------------------------------------------------------------------------------------
Total from investment operations     $.0076          $.0145          $.0392          $.0588          $.0476
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income           (.0076)         (.0145)         (.0392)         (.0588)         (.0476)
------------------------------------------------------------------------------------------------------------
Total distributions                 $(.0076)        $(.0145)        $(.0392)        $(.0588)        $(.0476)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $1.00           $1.00           $1.00           $1.00           $1.00

Total return at net asset
value (%) a,c                           .76            1.46            3.99            6.03            4.86
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $457,943        $794,448        $893,647        $637,405        $823,013
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) b,c                          .49             .48             .45             .50             .49

Ratio of net investment income to
average net assets (%)                  .77            1.45            3.75            5.87            4.77
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $1.00           $1.00           $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income                 .0051           .0120           .0370           .0566           .0460

Net realized and unrealized
gain (loss) on investments               -- d            -- d            --              --              --
------------------------------------------------------------------------------------------------------------
Total from investment operations     $.0051          $.0120          $.0370          $.0566          $.0460
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income           (.0051)         (.0120)         (.0370)         (.0566)         (.0460)
------------------------------------------------------------------------------------------------------------
Total distributions                 $(.0051)        $(.0120)        $(.0370)        $(.0566)        $(.0460)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $1.00           $1.00           $1.00           $1.00           $1.00

Total return at net asset
value (%) a,c                           .51            1.20            3.76            5.82            4.66
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $121,504        $154,358        $154,176        $101,820         $41,516
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) b,c                          .74             .73             .67             .65             .64

Ratio of net investment income to
average net assets (%)                  .51            1.19            3.51            5.81            4.61
------------------------------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements and brokerage service arrangements.

c The charges and expenses at the insurance company separate account level are not reflected.

d Amount represents less than $0.0001 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                    213159 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT New Opportunities Fund

This prospectus explains what you should know about Putnam VT New
Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

2  Fund summary (including Goal, Main investment  strategies,
   Main risks and Performance Information)

3  What are the fund's main investment strategies and related risks?

5  Who manages the fund?

6  How to buy and sell fund shares

6  Distribution Plan

7  How does the fund price its shares?

7  Fund distributions and taxes

8  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The growth sectors we currently emphasize include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of sectors. This increases the fund's vulnerability to factors affecting a limited group of sectors. This risk is significantly greater than for a fund that invests in a broader range of sectors, and may result in greater losses and volatility.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995       44.87%
1996       10.17%
1997       23.29%
1998       24.38%
1999       69.35%
2000      -26.09%
2001      -29.99%
2002      -30.29%
2003       32.79%

Year-to-date performance through 3/31/2004 was 2.85%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -29.40% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                                   Since
                                              Past      Past     inception
                                             1 year    5 years    (5/2/94)
-------------------------------------------------------------------------------
Class IA                                     32.79%     -4.10%     8.24%
Class IB                                     32.44%     -4.31%     8.04%
Russell Midcap Growth Index
(no deduction for fees or expenses)          42.71%     2.01%     10.13%
-------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                        Total
                            Distri-                     Annual        Peer
                            bution                      Fund          Group
             Manage-        (12b-1)       Other         Operating     Expense
             ment Fees      Fees          Expenses      Expenses      Ratio*
-------------------------------------------------------------------------------
Class IA     0.59%          N/A           0.08%         0.67%         1.00%
Class IB     0.59%          0.25%         0.08%         0.92%         1.25%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                  $68          $214          $373        $ 835
Class IB                  $94          $293          $509        $1,131
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam New
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.20% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 44.22%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.59% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth and Specialty Growth Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader    Since   Experience
-------------------------------------------------------------------------------
Daniel L. Miller    1990    1983 - Present        Putnam Management
-------------------------------------------------------------------------------
Portfolio members   Since   Experience
-------------------------------------------------------------------------------
Brian P. O'Toole    2002    2002 - Present        Putnam Management
                            Prior to Jun. 2002    Citigroup Asset Management
-------------------------------------------------------------------------------
Richard B. Weed     2003    2000 - Present        Putnam Management
                            Prior to Dec. 2000    State Street Global Advisors
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and  sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                    Year ended December 31
                                            ----------------------------------------------------------------
                                                  2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $11.62       $16.67       $29.89       $43.54       $26.06
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment loss a                             (.02)        (.03)        (.04)        (.13)        (.08)

Net realized and unrealized gain (loss)
on investments                                    3.83        (5.02)       (8.76)      (10.03)       17.93
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $3.81       $(5.05)      $(8.80)     $(10.16)      $17.85
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          --           --           --           --           --

From net realized gain on investments               --           --        (4.42)       (3.49)        (.37)

From return of capital                              --           --           -- e         --           --
------------------------------------------------------------------------------------------------------------
Total distributions                                 --           --       $(4.42)      $(3.49)       $(.37)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $15.43       $11.62       $16.67       $29.89       $43.54

Total return at net asset value (%) b,d          32.79       (30.29)      (29.99)      (26.09)       69.35
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)    $1,826,123   $1,664,685   $3,058,087   $4,992,696   $6,432,227
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     .67          .63          .59          .57          .59

Ratio of net investment loss to average
net assets (%)                                    (.11)        (.19)        (.21)        (.31)        (.28)

Portfolio turnover (%)                           44.22        68.82        72.16        53.64        71.14
------------------------------------------------------------------------------------------------------------





Class IB shares

(For a share outstanding throughout the period)
                                                                    Year ended December 31
                                             --------------------------------------------------------------
                                                  2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $11.50       $16.55       $29.77       $43.44       $26.04
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment loss a                             (.05)        (.06)        (.08)        (.18)        (.15)

Net realized and unrealized gain (loss)
on investments                                    3.78        (4.99)       (8.72)      (10.00)       17.92
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $3.73       $(5.05)      $(8.80)     $(10.18)      $17.77
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          --           --           --           --           --

From net realized gain on investments               --           --        (4.42)       (3.49)        (.37)

From return of capital                              --           --           -- e         --           --
------------------------------------------------------------------------------------------------------------
Total distributions                                 --           --       $(4.42)      $(3.49)       $(.37)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $15.23       $11.50       $16.55       $29.77       $43.44

Total return at net asset value (%) b,d          32.44       (30.51)      (30.14)      (26.20)       69.10
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $176,316     $125,829     $200,041     $231,779      $62,977
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     .92          .88          .81          .72          .74

Ratio of net investment loss to average
net assets (%)                                    (.36)        (.44)        (.43)        (.45)        (.47)

Portfolio turnover (%)                           44.22        68.82        72.16        53.64        71.14
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346       213147 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT New Value Fund

This prospectus explains what you should know about Putnam VT New Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

3  What are the fund's main investment
   strategies and related risks?

4  Who manages the fund?

6  How to buy and sell fund shares

6  Distribution Plan

7  How does the fund price its shares?

7  Fund distributions and taxes

7  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998          6.26%
1999          0.27%
2000         22.59%
2001          3.53%
2002        -15.44%
2003         32.86%


Year-to-date performance through 3/31/2004 was 3.72%. During the periods shown in the bar chart, the highest return for a quarter was 21.04% (quarter ending 6/30/03) and the lowest return for a quarter was -19.16% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                             Since
                                      Past        Past       inception
                                      1 year      5 years    (1/2/97)
------------------------------------------------------------------------------
Class IA                              32.86%      7.41%      8.65%
Class IB                              32.48%      7.22%      8.47%
Russell 3000 Value Index
(no deduction for fees or expenses)   31.14%      4.16%      9.49%
------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual       Peer
                                  bution              Fund         Group
                    Manage-       (12b-1)   Other     Operating    Expense
                    ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA            0.70%         N/A       0.09%     0.79%        1.00%
Class IB            0.70%         0.25%     0.09%     1.04%        1.25%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.



EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class IA               $81          $252          $439         $978
Class IB              $106          $331          $574       $1,271
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam New Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.21% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 59.50%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
David L. King           1995     1983 - Present     Putnam Management
------------------------------------------------------------------------------
Portfolio member        Since    Experience
------------------------------------------------------------------------------
Michael J. Abata        2002     1997 - Present     Putnam Management
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Multi-Cap Value Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $10.98          $13.47          $13.52          $11.86          $12.03
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .15             .16             .18             .21             .18

Net realized and unrealized
gain (loss) on investments             3.39           (2.14)            .28            2.27            (.14)
------------------------------------------------------------------------------------------------------------
Total from investment operations      $3.54          $(1.98)           $.46           $2.48            $.04
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.18)           (.13)           (.14)           (.18)             -- e

From net realized gain on investments    --            (.38)           (.37)           (.64)           (.21)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.18)          $(.51)          $(.51)          $(.82)          $(.21)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $14.34          $10.98          $13.47          $13.52          $11.86

Total return at net asset
value (%) b,d                         32.86          (15.44)           3.53           22.59             .27
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $416,273        $366,623        $455,975        $302,930        $249,092
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                          .79             .78             .79             .79             .80

Ratio of net investment income to
average net assets (%)                 1.24            1.37            1.32            1.75            1.40

Portfolio turnover (%)                59.50           60.33           74.80           83.62           98.21
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $10.93          $13.42          $13.49          $11.85          $12.02
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .12             .14             .14             .20             .17

Net realized and unrealized
gain (loss) on investments             3.37           (2.14)            .29            2.26            (.13)
------------------------------------------------------------------------------------------------------------
Total from investment operations      $3.49          $(2.00)           $.43           $2.46            $.04
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.15)           (.11)           (.13)           (.18)             --

From net realized gain on investments    --            (.38)           (.37)           (.64)           (.21)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.15)          $(.49)          $(.50)          $(.82)          $(.21)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $14.27          $10.93          $13.42          $13.49          $11.85

Total return at net asset
value (%) b,d                         32.48          (15.60)           3.32           22.37             .26
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $149,367         $99,692         $88,543         $30,806          $9,541
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                         1.04            1.03            1.01             .94             .95

Ratio of net investment income to
average net assets (%)                  .99            1.16            1.10            1.65            1.43

Portfolio turnover (%)                59.50           60.33           74.80           83.62           98.21
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Amount represents less than $0.01per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346              213148 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Research Fund

This prospectus explains what you should know about Putnam VT Research Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

3  What are the fund's main investment
   strategies and related risks?

4  Who manages the fund?

6  How to buy and sell fund shares

6  Distribution Plan

6  How does the fund price its shares?

7  Fund distributions and taxes

7  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we think have the greatest potential for capital appreciation with stock prices that reflect a value lower than that which we place on the company, or whose earnings we believe are likely to grow over time. We also look for the presence of other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999         27.58%
2000         -1.84%
2001        -18.62%
2002        -22.06%
2003         25.69%


Year-to-date performance through 3/31/2004 was 1.10%. During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was -20.15% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                             Since
                                       Past       Past       inception
                                       1 year     5 years    (9/30/98)
------------------------------------------------------------------------------
Class IA                               25.69%     -0.03%     3.42%
Class IB                               25.32%     -0.19%     3.21%
S&P 500 Index
(no deduction for fees or expenses)    28.68%     -0.57%     1.46%
------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual       Peer
                                  bution              Fund         Group
                    Manage-       (12b-1)   Other     Operating    Expense
                    ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA            0.65%         N/A       0.14%     0.79%        0.93%
Class IB            0.65%         0.25%     0.14%     1.04%        1.18%
------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class IA               $81          $252          $439         $978
Class IB              $106          $331          $574       $1,271
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Research Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.30% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 116.88%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Large-Cap Core Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.51          $10.99          $14.32          $14.69          $11.93
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .07             .06             .08             .07             .05 e

Net realized and unrealized
gain (loss) on investments             2.10           (2.47)          (2.73)           (.34)           3.20
------------------------------------------------------------------------------------------------------------
Total from investment operations      $2.17          $(2.41)         $(2.65)          $(.27)          $3.25
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.05)           (.07)           (.05)             --            (.03)

From net realized gain on investments    --              --            (.63)           (.10)           (.46)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.05)          $(.07)          $(.68)          $(.10)          $(.49)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $10.63           $8.51          $10.99          $14.32          $14.69

Total return at net asset
value (%) b,d                         25.69          (22.06)         (18.62)          (1.84)          27.58
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $128,360        $127,084        $197,443        $222,579        $134,115
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                          .79             .78             .74             .78             .85 e

Ratio of net investment income to
average net assets (%)                  .82             .64             .67             .47             .34 e

Portfolio turnover (%)               116.88          154.60          146.42          161.52          169.16
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $8.47          $10.94          $14.28          $14.67          $11.90
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .05             .04             .05             .05             .02 e

Net realized and unrealized
gain (loss) on investments             2.09           (2.46)          (2.72)           (.34)           3.23
------------------------------------------------------------------------------------------------------------
Total from investment operations      $2.14          $(2.42)         $(2.67)          $(.29)          $3.25
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.03)           (.05)           (.04)             --            (.02)

From net realized gain on investments    --              --            (.63)           (.10)           (.46)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.03)          $(.05)          $(.67)          $(.10)          $(.48)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $10.58           $8.47          $10.94          $14.28          $14.67

Total return at net asset
value (%) b,d                         25.32          (22.20)         (18.83)          (1.98)          27.69
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $125,821        $101,445        $119,888         $88,834         $26,210
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                         1.04            1.03             .96             .93            1.00 e

Ratio of net investment income to
average net assets (%)                  .56             .41             .46             .35             .13 e

Portfolio turnover (%)               116.88          154.60          146.42          161.52          169.16
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Reflects an expense limitation in effect during the period. As a result of such limitation, expenses were reduced by 0.54% for the fiscal year ended 12/31/99, based on average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                  213150 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Small Cap Value Fund

This prospectus explains what you should know about Putnam VT Small Cap Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 6  How to buy and sell fund shares

 6  Distribution Plan

 7  How does the fund price its shares?

 7  Fund distributions and taxes

 7  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund's net assets in small companies of a size similar to those in the Russell 2000 Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2000           24.62%
2001           18.42%
2002          -18.06%
2003           50.06%

Year-to-date performance through 3/31/2004 was 9.01%. During the periods shown in the bar chart, the highest return for a quarter was 23.92% (quarter ending 6/30/03) and the lowest return for a quarter was -21.64% (quarter ending 9/30/02).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/99)
-------------------------------------------------------------------------------
Class IA                                     50.06%      14.45%
Class IB                                     49.65%      14.20%
Russell 2000 Value Index
(no deduction for fees or expenses)          46.03%      13.57%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Manage ment's agreement to limit the fund's expenses through the period ended December 31, 2000. The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                        Total
                            Distri-                     Annual        Peer
                            bution                      Fund          Group
              Manage-       (12b-1)       Other         Operating     Expense
              ment Fees     Fees          Expenses      Expenses      Ratio*
-------------------------------------------------------------------------------
Class IA      0.79%         N/A           0.12%         0.91%         1.14%
Class IB      0.79%         0.25%         0.12%         1.16%         1.39%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                 $93          $290          $504        $1,120
Class IB                $118          $368          $638        $1,409
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Small Cap Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of the date of this prospectus, the index was composed of companies having a market capitalization of between approximately $20 million and $2.7 billion.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.23% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 36.14%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.79% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small- and Mid-Cap Value Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since   Experience
-------------------------------------------------------------------------------
Edward T. Shadek, Jr.   1999    1997 - Present         Putnam Management
-------------------------------------------------------------------------------
Portfolio member        Since   Experience
-------------------------------------------------------------------------------
Eric N. Harthun         2002    2000 - Present         Putnam Management
                                Prior to Mar. 2000     Boston Partners
                                                       Asset Management
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Small-Cap Value Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                     Year ended December 31
                                              --------------------------------------------------------------
                                                  2003         2002         2001        2000        1999*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.23       $15.09       $12.81      $10.31      $10.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a                     .11          .08          .08         .07        (.02)

Net realized and unrealized gain (loss)
on investments                                    5.97        (2.76)        2.27        2.47         .37
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $6.08       $(2.68)       $2.35       $2.54       $ .35
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.08)        (.04)          -- e      (.04)         --

From net realized gain on investments               --         (.14)        (.07)         --        (.03)

From return of capital                              --           --           --          --        (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                              $(.08)       $(.18)       $(.07)      $(.04)      $(.04)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $18.23       $12.23       $15.09      $12.81      $10.31

Total return at net asset value (%) b,d          50.06       (18.06)       18.42       24.62        3.47**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $290,933     $215,964     $231,329     $59,483     $12,298
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     .91          .92          .94        1.10        1.29**

Ratio of net investment income (loss)
to average net assets (%)                          .77          .57          .56         .59        (.24)**

Portfolio turnover (%)                           36.14        51.54        36.65       34.05       48.24**
------------------------------------------------------------------------------------------------------------





Class IB shares

(For a share outstanding throughout the period)
                                                                     Year ended December 31
                                              --------------------------------------------------------------
                                                  2003         2002         2001        2000        1999*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.16       $15.03       $12.79      $10.30      $10.00
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a                     .08          .05          .04         .05        (.03)

Net realized and unrealized gain
(loss) on investments                             5.93        (2.75)        2.27        2.47         .37
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $6.01       $(2.70)       $2.31       $2.52        $.34
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.05)        (.03)          -- e      (.03)         --

From net realized gain on investments               --         (.14)        (.07)         --        (.03)

From return of capital                              --           --           --          --        (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                              $(.05)       $(.17)       $(.07)      $(.03)      $(.04)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $18.12       $12.16       $15.03      $12.79      $10.30

Total return at net asset value (%) b,d          49.65       (18.27)       18.13       24.44        3.37**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $332,094     $191,497     $130,991     $30,586      $6,384
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                    1.16         1.17         1.16        1.25        1.39**

Ratio of net investment income (loss)
to average net assets (%)                          .53          .36          .33         .44        (.31)**

Portfolio turnover (%)                           36.14        51.54        36.65       34.05       48.24**
------------------------------------------------------------------------------------------------------------

 * For the period from April 30, 1999 (commencement of operations) to December 31, 1999.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

 d The charges and expenses at the insurance company separate account level are not reflected.

 e Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346 213151 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Utilities Growth and Income Fund

This prospectus explains what you should know about Putnam VT Utilities Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 7  How to buy and sell fund shares

 7  Distribution Plan

 8  How does the fund price its shares?

 8  Fund distributions and taxes

 8  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in a combination of stocks and bonds of companies in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on a company. We may also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity and debt investments of companies in the utilities industries. These are companies that, in our view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting). We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994         -7.02%
1995         31.08%
1996         15.80%
1997         27.10%
1998         14.92%
1999         -0.66%
2000         17.61%
2001        -22.11%
2002        -23.83%
2003         25.00%

Year-to-date performance through 3/31/2004 was 4.02%. During the periods shown in the bar chart, the highest return for a quarter was 18.66% (quarter ending 6/30/03) and the lowest return for a quarter was -18.36% (quarter ending 9/30/02).


---------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
---------------------------------------------------------------------
                                   Past       Past      Past
                                  1 year     5 years   10 years
---------------------------------------------------------------------
Class IA                          25.00%     -2.83%      5.97%
Class IB                          24.82%     -3.01%      5.80%
S&P Utilities Index
(no deduction
for fees or expenses)             26.26%     -2.57%      4.51%
Lipper Utility Funds Average
(no deduction for fees or
expenses)                         22.68%     -1.05%      6.60%
---------------------------------------------------------------------

The fund's performance is compared to the S&P Utilities Index, an unmanaged list of common stocks issued by utilities companies, and to the Lipper Utility Funds Average, an arithmetic return of all utilities funds tracked by Lipper Inc.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

----------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
----------------------------------------------------------------------------
                                                      Total
                                                      Annual         Peer
                        Distribution                   Fund          Group
           Management     (12b-1)        Other      Operating       Expense
              Fees         Fees        Expenses      Expenses       Ratio*
----------------------------------------------------------------------------
Class IA     0.70%         N/A          0.13%         0.83%         1.07%
Class IB     0.70%        0.25%         0.13%         1.08%         1.32%
----------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------------
               1 year        3 years       5 years     10 years
----------------------------------------------------------------------------
Class IA         $85          $265          $460        $1,025
Class IB        $110          $343          $595        $1,317
----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Utilities Growth and Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds and value stocks of companies in the utilities industries. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Industry focus. We invest mainly in companies that produce or distribute a product or service to both residential and industrial consumers, such as electricity, gas or other types of energy, supply water or provide telecommunications services (except public broadcasting). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 20% of the fund's total assets in below investment-grade investments. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and asset-backed securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.15% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 38.45%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

Compensation of investment professionals. Putnam Manage ment believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Invest ments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Utility Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Manage ment retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Manage ment's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distribu tions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                           Year ended December 31
                                            -----------------------------------------------------
                                            2003        2002        2001        2000        1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.57      $12.97      $18.13      $16.97      $18.19
-------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                      .28         .35         .36         .49         .52

Net realized and unrealized
gain (loss) on investments                  1.99       (3.35)      (4.17)       2.25        (.72)
-------------------------------------------------------------------------------------------------
Total from investment operations           $2.27      $(3.00)     $(3.81)      $2.74       $(.20)
-------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  (.41)       (.40)       (.50)       (.57)       (.50)

From net realized gain on investments         --          --        (.85)      (1.01)       (.52)
-------------------------------------------------------------------------------------------------
Total distributions                        $(.41)      $(.40)     $(1.35)     $(1.58)     $(1.02)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $11.43       $9.57      $12.97      $18.13      $16.97

Total return at net asset value (%) b,d    25.00      (23.83)     (22.11)      17.61        (.66)
-------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $352,531    $355,128    $631,897    $958,078    $945,581
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d                   .83         .79         .73         .72         .71

Ratio of net investment income
to average net assets (%)                   2.84        3.23        2.45        2.94        3.02

Portfolio turnover (%)                     38.45       42.68       93.13       28.88       26.16
-------------------------------------------------------------------------------------------------

Class IB shares

(For a share outstanding throughout the period)
                                                           Year ended December 31
                                            -----------------------------------------------------
                                            2003        2002        2001        2000        1999
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $9.52      $12.92      $18.09      $16.95      $18.19
-------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                      .26         .32         .33         .45        .47

Net realized and unrealized
gain (loss) on investments                  1.99       (3.35)      (4.16)       2.26       (.69)
-------------------------------------------------------------------------------------------------
Total from investment operations           $2.25      $(3.03)     $(3.83)      $2.71       (.22)
-------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  (.38)       (.37)       (.49)       (.56)      (.50)

From net realized gain on investments         --          --        (.85)      (1.01)      (.52)
-------------------------------------------------------------------------------------------------
Total distributions                        $(.38)      $(.37)     $(1.34)     $(1.57)    $(1.02)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $11.39       $9.52      $12.92      $18.09     $16.95

Total return at net asset
value (%) b,d                              24.82      (24.09)     (22.28)      17.45       (.79)
-------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                           $48,653     $39,574     $59,284     $48,543    $11,337
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c,d                  1.08        1.04         .95         .87        .86

Ratio of net investment income
to average net assets (%)                   2.57        2.99        2.23        2.68       2.77

Portfolio turnover (%)                     38.45       42.68       93.13       28.88      26.16
-------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346            213398 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Vista Fund

This prospectus explains what you should know about Putnam VT Vista Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 6  How to buy and sell fund shares

 6  Distribution Plan

 7  How does the fund price its shares?

 7  Fund distributions and taxes

 7  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998           19.48%
1999           52.90%
2000           -3.98%
2001          -33.34%
2002          -30.44%
2003           33.42%

Year-to-date performance through 3/31/2004 was 5.01%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -32.08% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                                 Since
                                            Past      Past     inception
                                           1 year    5 years    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                   33.42%    -1.91%      4.24%
Class IB                                   33.16%    -2.10%      4.07%
Russell Midcap Growth Index
(no deduction for fees or expenses)        42.71%     2.01%      7.11%
-------------------------------------------------------------------------------

Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                         Total
                             Distri-                     Annual        Peer
                             bution                      Fund          Group
               Manage-       (12b-1)       Other         Operating     Expense
               ment Fees     Fees          Expenses      Expenses      Ratio*
-------------------------------------------------------------------------------
Class IA       0.65%          N/A          0.11%         0.76%         1.03%
Class IB       0.65%         0.25%         0.11%         1.01%         1.28%
-------------------------------------------------------------------------------

* Average of the expenses of underlying funds for variable annuity products viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                      1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                $78          $243          $422          $942
Class IB               $103          $322          $558        $1,236
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Vista Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.30% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 90.84%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Mid-Cap Growth Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader     Since   Experience
-------------------------------------------------------------------------------
Kevin M. Divney      2003    1997 - Present   Putnam Management
-------------------------------------------------------------------------------
Paul E. Marrkand     2003    1987 - Present   Putnam Management
-------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Mid-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Manage ment retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Common wealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                              --------------------------------------------------------------
                                                  2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.93       $11.40       $19.65       $20.68       $14.72
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment loss a                             (.02)        (.03)        (.02)        (.05)        (.05)

Net realized and unrealized gain (loss)
on investments                                    2.67        (3.44)       (6.47)        (.73)        7.64
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $2.65       $(3.47)      $(6.49)       $(.78)       $7.59
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          --           --           --           --           --

From net realized gain on investments               --           --        (1.76)        (.25)       (1.63)

From return of capital                              --           --           -- e         --           --
------------------------------------------------------------------------------------------------------------
Total distributions                                 --           --       $(1.76)       $(.25)      $(1.63)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $10.58        $7.93       $11.40       $19.65       $20.68

Total return at net asset value (%) b,d          33.42       (30.44)      (33.34)       (3.98)       52.90
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $263,268     $234,249     $443,879     $767,550     $542,491
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                     .76          .74          .67          .67          .75

Ratio of net investment loss to
average net assets (%)                            (.21)        (.28)        (.18)        (.22)        (.29)

Portfolio turnover (%)                           90.84        78.14       112.81       104.60       133.32
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                              --------------------------------------------------------------
                                                  2003         2002         2001         2000        1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.87       $11.34       $19.60       $20.65      $14.73
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment loss a                             (.04)        (.05)        (.05)        (.08)       (.07)

Net realized and unrealized gain (loss)
on investments                                    2.65        (3.42)       (6.45)        (.72)       7.62
------------------------------------------------------------------------------------------------------------
Total from investment operations                 $2.61       $(3.47)      $(6.50)       $(.80)      $7.55
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          --           --           --           --          --

From net realized gain on investments               --           --       $(1.76)       $(.25)     $(1.63)

From return of capital                              --           --           -- e         --          --
------------------------------------------------------------------------------------------------------------
Total distributions                                 --           --       $(1.76)       $(.25)     $(1.63)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $10.48        $7.87       $11.34       $19.60      $20.65

Total return at net asset value (%) b,d          33.16       (30.60)      (33.50)       (4.09)      52.59
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $240,752     $189,445     $293,140     $297,024     $37,506
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                                    1.01          .99          .89          .82         .90

Ratio of net investment loss to
average net assets (%)                            (.46)        (.53)        (.39)        (.36)       (.42)

Portfolio turnover (%)                           90.84        78.14       112.81       104.60      133.32
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Amount represents less than $0.01 per share.



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For more information
about the funds of Putnam
Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346       213153 4/04


Prospectus

April 30, 2004

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Voyager Fund

This prospectus explains what you should know about Putnam VT Voyager Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3 What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 6  How to buy and sell fund shares

 6  Distribution Plan

 7  How does the fund price its shares?

 7  Fund distributions and taxes

 7  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart show's year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994          1.04%
1995         40.67%
1996         12.97%
1997         26.52%
1998         24.36%
1999         58.22%
2000        -16.42%
2001        -22.24%
2002        -26.34%
2003         25.16%


Year-to-date performance through 3/31/2004 was 1.06%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was -18.88% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/03)
------------------------------------------------------------------------------
                                      Past       Past        Past
                                      1 year     5 years     10 years
------------------------------------------------------------------------------
Class IA                              25.16%     -1.06%      9.13%
Class IB                              24.91%     -1.25%      8.94%
Russell 1000 Growth Index
(no deduction for fees or expenses)   29.75%     -5.11%      9.21%
S&P 500 Index (no deduction for
fees or expenses)                     28.68%     -0.57%     11.07%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index of those Russell 1000 companies chosen for their growth orientation, and to S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                      Total
                                  Distri-             Annual       Peer
                                  bution              Fund         Group
                    Manage-       (12b-1)   Other     Operating    Expense
                    ment Fees     Fees      Expenses  Expenses     Ratio*
------------------------------------------------------------------------------
Class IA            0.55%         N/A       0.07%     0.62%        0.98%
Class IB            0.55%         0.25%     0.07%     0.87%        1.23%
------------------------------------------------------------------------------

* Average of the expenses of front-end load funds viewed by Lipper Inc. as having the same investment classification or objective of the fund, as of March 31, 2004. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA               $63          $199          $346          $774
Class IB               $89          $278          $482        $1,073
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Voyager Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. During the last fiscal year, the fund paid brokerage commissions on its portfolio transactions representing 0.17% of average net assets during the year. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the last fiscal year, the fund's portfolio turnover rate was 47.37%. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Manage ment a management fee of 0.55% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader     Since    Experience
------------------------------------------------------------------------------
Brian P. O'Toole     2002     2002 - Present       Putnam Management
                              Prior to Jun. 2002   Citigroup Asset Management
------------------------------------------------------------------------------
Portfolio members    Since    Experience
------------------------------------------------------------------------------
Tony H. Elavia       2002     1999 - Present       Putnam Management
                              Prior to Sept. 1999  TES Partners
------------------------------------------------------------------------------
Walton D. Pearson    2003     2003 - Present       Putnam Management
                              Prior to Feb. 2003   Alliance Capital Management
------------------------------------------------------------------------------
David J. Santos      2003     1986 - Present       Putnam Management
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) Large-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Manage ment retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Manage ment's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachu setts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Manage ment has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam- administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Manage ment and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $21.00          $28.72          $48.82          $66.25          $45.85
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income a                 .10             .12             .20             .04             .03

Net realized and unrealized
gain (loss) on investments             5.15           (7.63)         (10.65)          (8.96)          24.59
------------------------------------------------------------------------------------------------------------
Total from investment operations      $5.25          $(7.51)        $(10.45)         $(8.92)         $24.62
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.15)           (.21)           (.05)           (.02)           (.05)

From net realized gain on investments    --              --           (9.60)          (8.49)          (4.17)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.15)          $(.21)         $(9.65)         $(8.51)         $(4.22)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $26.10          $21.00          $28.72          $48.82          $66.25

Total return at net asset
value (%) b,d                         25.16          (26.34)         (22.24)         (16.41)          58.22
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                   $2,799,625      $2,740,121      $4,784,868      $7,326,157      $9,130,197
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                          .62             .60             .57             .56             .57

Ratio of net investment income to
average net assets (%)                  .45             .51             .61             .07             .05

Portfolio turnover (%)                47.37           90.52          105.03           92.54           85.13
------------------------------------------------------------------------------------------------------------




Class IB shares

(For a share outstanding throughout the period)

                                                               Year ended December 31
                                 ---------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $20.87          $28.56          $48.64          $66.11          $45.81
------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income (loss) a          .04             .06             .13             .01            (.10)

Net realized and unrealized
gain (loss) on investments             5.14           (7.60)         (10.61)          (8.99)          24.62
------------------------------------------------------------------------------------------------------------
Total from investment operations      $5.18          $(7.54)        $(10.48)         $(8.98)         $24.52
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income             (.09)           (.15)             --              -- e          (.05)

From net realized gain on investments    --              --           (9.60)          (8.49)          (4.17)
------------------------------------------------------------------------------------------------------------
Total distributions                   $(.09)          $(.15)         $(9.60)         $(8.49)         $(4.22)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $25.96          $20.87          $28.56          $48.64          $66.11

Total return at net asset
value (%) b,d                         24.91          (26.53)         (22.41)         (16.54)          58.01
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                     $509,892        $362,402        $481,526        $485,116        $155,889
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) c,d                          .87             .85             .79             .71             .72

Ratio of net investment income
(loss) to average net assets (%)        .19             .26             .39             .02            (.21)

Portfolio turnover (%)                47.37           90.52          105.03           92.54           85.13
------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements and brokerage service arrangements.

d The charges and expenses at the insurance company separate account level are not reflected.

e Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                  213155 4/04